                            [ART WORK APPEARS HERE]

                                     Acorn


                           The Acorn Family of Funds



                                                  Semi-Annual Report
                                                  ------------------------------
                                                                   June 30, 1998



Managed by Wanger Asset Management, L.P.

Acorn Family of Funds Semi-Annual Report 1998
     >Table of Contents



Squirrel Chatter
     .Why is the Stock Market so High?                                       1
     .Meet the Trustees                                                      3

Acorn USA
     .In a Nutshell                                                          4
     .Performance at a Glance                                                5
     .Major Portfolio Changes                                               10
     .Statement of Investments                                              11

Acorn Fund
     .In a Nutshell                                                          6
     .Performance at a Glance                                                7
     .Major Portfolio Changes                                               14
     .Statement of Investments                                              16
    .Foreign Portfolio Diversification                                      25

Acorn International
     .In a Nutshell                                                          8
     .Performance at a Glance                                                9
     .Major Portfolio Changes                                               26
     .Statement of Investments                                              28
     .Portfolio Diversification                                             34

Acorn Family of Funds
     .Statements of Assets and Liabilities                                  35
     .Statements of Operations                                              36
     .Statements of Changes in Net Assets                                   37
     .Financial Highlights                                                  38
     .Notes to Financial Statements                                         40




     .Mid-Year Distributions

The following table details the funds' mid-year distributions. The record date was June 22, 1998, the ex-dividend date was June 23, 1998, and the payable date was June 26, 1998.

                                   Acorn Fund      Acorn Int'l         Acorn USA
--------------------------------------------------------------------------------
Ordinary Income                   $0.03/share      $0.15/share               N/A
Short-Term Capital Gain                   N/A              N/A       $0.06/share
Long-Term Capital Gain            $0.23/share      $0.27/share       $0.04/share
Reinvestment Price                     $18.18           $21.49            $16.79


 .Squirrel Chatter: Why is the Stock Market so High?



At the end of June, the S&P 500 index was 1134N--28 times earnings. Over the long-term, the average price-to-earnings ratio for the S&P 500 has been only 15 times earnings. For the last couple of years, market commentators repeatedly have warned that the market is too high, but the market keeps going up anyway. Why?

     Markets are rather like bathtubs. In a tub, the water level rises when water flows in faster than it drains out. Markets rise when money flows in from investors faster than investment bankers can invent new securities. Mutual fund investors have been a very important source of new money, but not the only one.

Foreign impact is amazingly large. ($290 billion would buy all of Merck plus all of IBM). Where is this money going?

     Another driving force is investment by foreigners in the U.S. stock and bond markets. There have been two massive changes in the last five years, both in the direction of increasing foreign ownership. First, the United States has been running a large balance of trade deficit with the rest of the world since the mid-1980s. The balance of trade deficit has run from $60 billion to $180 billion per year over this entire period, but the last few years have shown the largest deficits. When several Asian economies blew up in the last half of 1997, our balance of trade deficit got a lot worse. Asians stopped buying U.S. exports, and the U.S. is taking even more imports from these countries, because their currencies have depreciated and their goods have become cheaper. In 1997 the balance of trade deficit was about $180 billion, and it may reach $240 billion this year. Our balance of payments is made up of our large balance of trade deficit and a smaller service income surplus. Our service income is $70-80 billion, which reduces our balance of payments deficit but does not come close to eliminating it. The effect of a large balance of payments deficit is to put dollar claims in the hands of foreign companies and individuals. This means that foreigners who end up with our dollars have to buy American stocks, bonds, or real estate with this money. The foreign dollar holders can sell dollars to someone else, of course, but this only transfers the bucks to a different person who still must own U.S. financial assets. In many cases, the final holder is a bank that prefers to own short-term treasury bills. All this buying of U.S. assets by foreigners is recorded as a large capital inflow into the U.S. over this period.

    The second massive change has been in the U.S. government deficit. From 1984 to 1987 we ran a large deficit every year, running from $110 to $320 billion per year. A large federal deficit means that the U.S. government has to issue treasury bonds for that amount of money. Much of that imbalance of trade results in foreign-purchased U.S. treasury securities. Since foreigners have to buy U.S. assets with their balance of trade deficit dollars, the two dollar figures from trade imbalance and new treasury issues pretty much offset each other so that from 1993-1996, for instance, the net swing between these two numbers was less than $50 billion dollars. This means that (from 1993-1996) foreigners shipped us VCRs and automobiles and shoes and we paid them with government bonds, and the net effect on financial prices was basically zero because the two more or less balanced out. This year we have a big change in the federal deficit. Instead of having an enormous deficit as we did a couple of years ago, we now have a slight surplus. This means that net new issues of government bonds have not been available, so all of the financial flows that have been going overseas can no longer be neutralized by offsetting government bond issuance. Therefore, instead of

                     [PHOTO OF RALPH WANGER APPEARS HERE]

Markets are rather like bathtubs. In a tub, the water level rises when water flows in faster than it drains out.

foreign money exerting a neutral effect on U.S. asset prices, there is now an enormous net buying of existing financial assets (both bonds and stocks) with foreign money, which will amount to $250 billion-$300 billion this year, up from $180 billion in 1997. In 1992, just the opposite happened: the U.S. sold $241 billion more bonds than it received in goods, so the budget deficit had a large net drag on U.S. financial markets. So if you look at the swing over a 6-year period, our balance of trade minus bonds issued has gone from minus $241 billion to plus $290 billion--about a $530 billion per year swing.

Foreign Impact on U.S. Market
(Billions of dollars)                      1992   1997   1998 est
Trade Deficit                                84    180    240
U.S. Govt. Deficit (Surplus)                325      0    (50)
-----------------------------------------------------------------
Foreign Impact                             -241    180    290

     Foreign impact is amazingly large. ($290 billion would buy all of Merck plus all of IBM). Where is this money going? Most goes into short- and long-term government bonds. Some goes into the stock market ($65 billion in 1997). Now, if foreign capital was affecting the market, how would it show up? The first thing that would happen is that foreigners buying U.S. bonds would buy taxable bonds and ignore municipals because the tax-exempt feature of municipal bonds is of no use to a foreign holder. Therefore, you should see a decrease in the yield spread between treasuries and municipals. That is occurring.

     In the stock market, we would expect foreigners to favor blue chip U.S. companies over small companies, and therefore one would see the Russell 1000 (the largest companies) do better than the Russell 2000 (much smaller companies). This also has been happening. Of course, a third effect would be a rising level of U.S. stock and bond prices, which is quite obviously happening, although mutual fund inflows and corporate stock repurchases help push the stock market higher, too. No one should argue that what happens in the U.S. financial markets is driven by any one single factor, but I do contend that the enormous increase in the amount of money invested by foreigners in U.S. financial assets is one major factor in the extraordinary rise in stock and bond prices that we have seen over the last year.

     How long can this go on? The amount of money that foreigners will have to invest in excess of new bond issues is going to go on for some period of time. It can be ended if the U.S. government goes back into a substantial annual deficit position, or if imports into the U.S. should decline dramatically. The most likely cause of these events would be a recession within the U.S., which is undoubtedly going to occur at some time within the next few years. A recession would cause a decline in corporate profits. Imports would fall, reducing our balance of trade deficit. So if there was a weak market associated with a recession, it could be made worse by a drop in foreign inflows. Until that recession occurs--and there is no sign of it yet--we expect that foreign inflows will continue to be huge. So, for now, get used to "high" stock prices.

     The market emphasis on blue-chip stocks has pushed the valuation of big companies to high levels. Small company stocks have not gone up as much (compare the Russell 2000 with the S&P 500). Our Acorn stocks now represent excellent value as compared with the S&P 500.

Best Regards,

/s/ Ralph Wanger

Ralph Wanger
Chief Investment Officer, Wanger Asset Management
Lead Portfolio Manager, Acorn Fund

                                                [PHOTO APPEARS HERE]



                                                Irving B. Harris
                                                Chairman, Acorn Investment Trust


 .Meet the Trustees

Acorn's board of trustees has overall responsibility for the funds. The trustees are experienced business people with diverse backgrounds, who bring their judgement and expertise to the oversight of the funds. We thought you would be interested in learning more about your funds' board members. Beginning with this report, we will introduce our distinguished trustees to you.

In 1969, Irving Harris met with the representatives of several Chicago families who wanted him to supervise their personal holding company. Mr. Harris suggested that a mutual fund would be a better vehicle for the family than continuing the personal holding company. Harris added funds of his own to the mutual fund making a total of $7 million for the newly created Acorn Fund. He made the fund investor-friendly with low-fees and no loads. More unusually, the Fund concentrated its investments in issues of smaller companies. Today, with over 600 small-cap funds, that doesn't sound like a novel concept, but in 1969 there was no such category as "Small Company Growth Fund." Harris' young, very able associate, Ralph Wanger, was made portfolio manager.

     In addition to his financial interests, Irving Harris has also devoted a good deal of time and money to philanthropic activities. His special interest has been early childhood education, on the sensible theory that children cannot become effective adults unless their early years give them the right start in life. The Erikson Institute, Yale University, and the University of Chicago have received major funding from the Harris Foundation.

     Before and since establishing the Acorn Fund, Irving Harris has been a successful business entrepreneur. He and his brother developed the Toni Home Permanent Wave Company ("Which Twin Has the Toni?") many years ago. After it was sold to the Gillette Company, they developed the Pittway Corporation into a very successful leader in the security business--both home security and industrial security. In the case of both Pittway and the Acorn Funds, the interests of shareholders have always been of primary concern to Irving Harris. From the beginning, Acorn's board has carefully monitored the management of the Acorn funds, and has kept the fees, expenses and charges to shareholders as low as possible, consistent with the Funds' ability to attract the most qualified security analysts. More than two-thirds of the trustees are unaffiliated with the Acorn funds or their advisor, and have never shared in the advisor's fees, profits or losses. Acorn Fund's policy of investing in international securities as well as U.S. securities was board initiated. Trustees and their families are and have been substantial investors in the funds, so their interest in keeping expenses low and optimizing shareholders' results are in their own personal interests as well as that of all shareholders.

     Adolph Meyer, Jr. has also had a long-term impact on Acorn's operations. A representative of the family whose tannery business profits contributed to Acorn Fund's creation, he is not only one of the Fund's earliest shareholders, but also one of three trustees who have served on Acorn's board since its inception. Mr. Meyer is President of Gulco Corporation, a Chicago-based leather manufacturer, and an avid fisherman. At the end of 1998, he will retire from his position as trustee. We extend our gratitude to him for his years of service, and wish him well.

Acorn USA
     .In a Nutshell

[PHOTO OF ROBERT A. MOHN APPEARS HERE]

Last quarter, mass mattered. Big stocks jumped (S&P 500 gained +3.3%), and small-caps capsized (Russell 2000 sank -4.7%). Acorn USA dodged the general small-cap drubbing, gaining +0.7% for the quarter. Over the past year, Acorn USA has returned +31.6%, well ahead of its small-cap peers (Lipper small-cap fund average rose +17.7%), and better than the average S&P 500 leviathan (+30.2%).

     Your Fund experienced perfect symmetry last quarter--34 stocks went up and 34 fell down. Each industry group had its pair of have and have-not stocks. In telecommunications, Centennial (cellular) soared, but RCN (new-wave telephone entrepreneur) soured. In health care, Lincare (oxygen therapist) bubbled, but Respironics (oxygen therapy equipment maker) stumbled. In transportation, autos hummed (Insurance Auto Auctions), but trains wrecked (Hub Group's rail freight agency). In energy, geothermal power was hot (CalEnergy), but oil and gas were not (Tesoro).

     The stock market's speculative bubble of the moment is the Internet. Excitable chat room junkies talk of nothing but 'Net. Yes, it's real. The Internet will transform the way the world communicates and recreates. But the stock market has stretched this insight to the point of absurdity. Internet stocks trade in a topsy-turvy world where "profit" is a pejorative and companies are worth more money the more money they choose to lose. Their valuations are fantastic, their fans hyperbolic, their charts parabolic. In a word, we think they're "icky."

     We will own Internet stocks once saner prices prevail. Meantime, our Internet deficiency hasn't been a handicap. Acorn USA's total return ranked 22nd out of the 526 small-cap growth funds tracked by Lipper over the past twelve Internet-obsessed months.

/s/Robert A. Mohn

Robert A. Mohn
Lead Portfolio Manager

Fund Assets as of 6/30/98: $282.7 million
     .Acorn USA Top 10 Holdings

CalEnergy                                     5.3%
Power Plants
Micros Systems                                5.0%
Information Systems for Restaurants & Hotels
Host Marriott                                 4.3%
Fast Food Kiosks in Airports
Magellan Health Services                      4.1%
Mental Health Services
Lincare Holdings                              4.1%
Home Health Care Services
Acceptance Insurance                          3.4%
Crop Insurance
Centennial Cellular                           3.3%
Cellular Franchises
UICI                                          3.1%
Health Insurance
Data Transmission                             3.0%
Data Services for Farmers
Mecklermedia                                  2.9%
Internet Trade Shows & Magazines

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.


                                      Hot

Centennial Cellular provides wireless phone service to the Chicago/Detroit corridor, parts of Louisiana, Northern California and Puerto Rico. Early last year, cellular stocks were in the dumps as investors fretted over the threat posed by a new wireless phone technology called PCS. But the PCS players were targeting densely populated cities, not Centennial's rural outposts. Centennial was adding subscribers at a furious 40% annual rate, but was trading at a throwaway price of 7 times cash flow when the going rate was 11 times. Our communications champ, Chuck McQuaid, started scooping up shares last June at $14. A year later, Centennial has a takeover offer at $43.50, and we have a bicentennial return.

 .Performance at a Glance

The Value of a $10,000 Investment in Acorn USA
    .September 4, 1996 through June 30, 1998
[LINE GRAPH APPEARS HERE]



Average Annual Total Return
------------------------------------
               1 Year   Life of Fund
                31.6%      36.1%


 9/04/96       10,000       10,000


 9/30/96
    +7.2%      10,720       10,360

12/31/96
    +8.7%      11,650       10,899

 3/31/97
    -1.5%      11,480       10,335

 6/30/97
   +16.0%      13,320       12,011

 9/30/97
   +15.2%      15,340       13,798

12/31/97
    +0.5%      15,413       13,335

 3/31/98
   +12.9%      17,401       14,678

 6/30/98
    +0.7%      17,525       13,993

This graph compares the results of $10,000 invested in Acorn USA on September 4, 1996 (the date Fund shares were first offered to the public), with the Russell 2000 Stock Index with dividends reinvested. Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

Acorn USA Portfolio Diversification
     .as a % of net assets, at 6/30/98

[PIE CHART APPEARS HERE]


Information                                36.2%
Finance                                    14.6%
Energy/Minerals                            14.4%
Industrial Goods/Services                  12.7%
Health Care                                10.2%
Consumer Goods/Services                     4.3%
Other Industries                            1.8%
Cash and other assets less liabilities      5.8%
                                          -----
                                          100.0%


Relative Performance
------------------------------------------------------------------
                         2nd quarter   Year to date   Last 12 mos.
                                1998           1998
Acorn USA                       0.7%          13.7%          31.6%
Russell 2000                   -4.7%           4.9%          16.5%
Lipper Small Cap
  Funds Avg.                   -4.1%           6.5%          17.7%
S&P MidCap 400                 -2.1%           8.6%          27.2%
S&P 500                         3.3%          17.7%          30.2%

The Russell 2000 is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000 leaving a good small company index. The Lipper Small Cap Funds Avg. is an average of all U.S. small-cap funds tracked by Lipper, which consisted of 636, 623 and 526 funds for the 2nd qtr., YTD and 12-mos. periods above. The S&P MidCap 400 is a market value-weighted index of 400 stocks that are in the next tier down from the S&P 500. The S&P 500 is a broad market-weighted average of U.S. blue-chip companies. All indexes are unmanaged and returns include reinvested dividends.

Net Asset Value Per Share 6/30/98: $17.09
-----------------------------------------

Acorn Fund
     .In a Nutshell

[PHOTO OF RALPH WANGER AND CHARLES P. MCQUAID APPEARS HERE.]

Acorn Fund lost 0.3% in the second quarter, beating the Lipper Small Cap Funds Average, which lost 4.1%, and the Russell 2000, which lost 4.7%. Large-caps once again outperformed small-caps, as the S&P 500 rose 3.3%.

     Computer service stocks continued to do well in both the U.S. and Europe. Atos, headquartered in France, computed a 44% jump. Sweden's WM Data, a long-time Acorn holding, calculated a 32% rise. Back in the USA, Systems and Computer Technology resumed its run, growing 31%.

     Media and communications stocks were fueled by takeovers. Centennial Cellular and Young Broadcasting announced intentions to "explore strategic alternatives," encouraging their stocks to explore new highs, gaining 42% and 30%, respectively. Cablevision Systems wired a 27% hike.

     Special situations often provide excitement for Acorn. Labor Ready, a temporary help provider, readily provided a 42% gain. Americredit, an auto loan company, credited a 30% gain.

     The market penalized bad news. Respironics halved due to disappointing earnings caused by Medicare changes. Energy stocks were weak as oil prices collapsed. Pride International, EVI, and Atwood each slipped more than 20%.

     Some price declines, however, produce opportunities. Many real estate stocks are down year-to-date, creating good values. We bought LaSalle Hotel Properties and First Industrial Realty Trust.

     We are happy to announce that Ben Andrews has joined us to follow consumer companies and special situations. Ben has five years experience as a securities analyst, and was most recently with Rothschild Investment in Chicago.


/s/ Ralph Wanger                 /s/ Charles P. McQuaid

Ralph Wanger                     Charles P. McQuaid
Lead Portfolio Manager           Co-Portfolio Manager

A

Fund Assets as of 6/30/98: $3,968.7 million
     .Acorn Fund Top 10 Holdings

Liberty Media                           3.4%
CATV Programming

AES Corporation                         3.0%
Global Power Producer

Carnival                                2.8%
Cruise Ship Line

Lincare Holdings                        2.6%
Home Health Care Services

Harley Davidson                         2.1%
Motorcycle Manufacturer

National Data                           1.8%
Credit Card Processing

HBO and Co.                             1.8%
Health Care Information Systems

Borders                                 1.6%
Bookstores

Cablevision Systems                     1.6%
Cable TV

International Game Technology           1.3%
Gaming Equipment

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

                 Blockbuster
--------------------------------------------------------------------------------
                                             Sequel

Cablevision Systems (CVC) catapulted into our top 10 list this quarter. We initially bought the stock in 1991, and profited in 1994 when we sold 80% of our stake near our target price. Last summer, CVC engaged in a series of complex transactions which concentrated its CATV franchises, enhanced its programming, cleaned up its balance sheet, and sold a 36% stake to TCI. We calculated how much value was enhanced and quadrupled our holdings. Acorn earned $40 million when CVC stock subsequently tripled.

 .Performance at a Glance

The Value of a $10,000 Investment in Acorn Fund
    .June 10, 1970 through June 30, 1998

[LINE GRAPH APPEARS HERE]

    Average Annual Total Return
    -------------------------------------
     1 Year 5 Years 10 Years Life of Fund
      26.1%   16.7%   17.5%      17.2%



Date            Acorn Fund($)          S & P($)
----            -------------          --------
6/10/70             10,000              10,000

1970                13,587              12,676

1971                17,828              14,490
+31%

1972                19,368              17,242
 +9%

1973                14,765              14,709
-24%

1974                10,691              10,816
-28%

1975                13,945              14,842
+30%

1976                23,045              18,394
+65%

1977                27,168              17,077
+18%

1978                31,777              18,200
+17%

1979                47,790              21,586
+50%

1980                62,594              28,602
+31%

1981                58,005              27,195
 -7%

1982                68,208              33,054
+18%

1983                85,389              40,510
+25%

1984                89,045              43,051
 +4%

1985               117,142              56,710
+32%

1986               136,843              67,295
+17%

1987               142,923              70,828
 +4%

1988               178,370              82,591
+25%

1989               222,681             108,761
+25%

1990               183,674             105,386
-18%

1991               270,641             137,492
+47%

1992               336,210             147,928
+24%

1993               444,889             162,882
+32%

1994               411,750             165,032
 -7%

1995               497,407             227,047
+21%

1996               609,569             279,177
+23%

1997               761,852             372,320
+25%

6/30/98            850,978             438,266
11.7%



This graph compares the results of $10,000 invested in Acorn Fund on June 10, 1970 (the date Fund shares were first offered to the public), with all dividends and capital gains reinvested, with the Standard & Poor's 500 Stock Index with dividends reinvested. Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

Acorn Fund Portfolio Diversification
    .as a % of net assets, at 6/30/98

Relative Performance
------------------------------------------------------------------
                         2nd quarter   Year to date   Last 12 mos.
                            1998          1998
Acorn Fund                     -0.3%          11.7%          26.1%
S&P 500                         3.3%          17.7%          30.2%
Russell 2000                   -4.7%           4.9%          16.5%
Lipper Small Cap
 Funds Avg.                    -4.1%           6.5%          17.7%
S&P MidCap 400                 -2.1%           8.6%          27.2%
Dow-Jones                       1.7%          13.2%          16.7%

The S&P 500 is a broad market-weighted average of U.S. blue-chip companies. The Russell 2000 is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000, leaving a good small company index. The Lipper Small Cap Funds Avg. is an average of all U.S. small-cap funds tracked by Lipper, which consisted of 636, 623 and 526 for the 2nd qtr., YTD and 12-mos. periods above. The S&P MidCap 400 is a market value-weighted index of 400 stocks that are in the next tier down from the S&P 500. The Dow Jones Industrial Average includes 30 large companies. All indexes are unmanaged and returns include reinvested dividends.

[PIE CHART APPEARS HERE]

Net Asset Value Per Share 6/30/98: $18.71
-----------------------------------------

Information                                30.3%
Finance                                    11.8%
Energy/Minerals                             9.2%
Industrial Goods/Services                   9.9%
Health Care                                 8.6%
Consumer Goods/Services                    10.3%
Other Industries                            4.2%
Foreign                                    11.3%
Cash and other assets less liabilities      4.4%
                                         ------
                                          100.0%

Acorn International
    .In a Nutshell

[PHOTO OF LEAH JOY ZELL APPEARS HERE.]

Acorn International rose 2% in the second quarter, a fine return over a period when the average equity mutual fund lost money. Beneath the headline numbers, actual returns by individual markets varied enormously. Finland, France and Germany all rose between 10-15%, extending Europe's bull run. At the other extreme, emerging markets posted their worst quarter in ten years, with Latin America down 19% and Asia down 36%.

     In viewing some of the sharper market declines, a reasonable shareholder might well ask why we don't just avoid bear markets altogether. The simplest answer is that predicting when a market will turn is difficult, if not impossible. It could be very costly if we sold many of our positions in a hurry, and there would be no guarantee that we could get them back at attractive levels later.

     A better answer is that poor markets often create opportunities to buy good companies at prices that have the potential to produce returns in the future. Precisely because we cannot know whether or when a given stock will go up in price, we like to spread our bets. Holding positions that are out of favor, together with those that are in demand, helps smooth returns and reduce risk.

     A leading measurement of risk is volatility, expressed by the degree to which a series of data points diverges from the mean. On that score, Acorn International's record is outstanding, with a lower standard deviation than either EAFE or EMI (or the S&P 500!). We consider the fund's low volatility one of its key attractions.*

     On another subject, we are pleased to announce that Michael King has joined the international team. Michael has an MBA from the University of Chicago and is fluent in Japanese. We welcome him and look forward to his contribution.

With best wishes for the summer season,

/s/ Leah Joy Zell

Leah Joy Zell
Lead Portfolio Manager

Fund Assets as of 6/30/98: $1,861.3 million
    .Acorn International Top 10 Holdings

Tieto Corporation                           Finland           5.4%
Computer Services/Consulting

WM Data                                     Sweden            3.7%
Computer Services/Consulting

Serco Group                                 United Kingdom    2.5%
Facilities Management

Kempen                                      Netherlands       2.4%
Stock Brokerage/
Investment Management

Atos                                        France            2.3%
Computer Services

Rhoen Klinikum                              Germany           1.8%
Hospital Management

Banca Fideuram                              Italy             1.7%
Life Insurance/Mutual Funds

Getronics                                   Netherlands       1.6%
Computer Services

NTL                                         United Kingdom    1.3%
Cable TV/Telephone System

Phoenix Mecano                              Switzerland       1.3%
Electrical Components Manufacturer

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

                                       I

                                   The Color

Kempen, a Dutch merchant bank, took control of the Orange Fund in early 1995. Marcel Houtzager, a partner of Wanger Asset Management and a Dutchman by birth, had visited the Orange Fund six months earlier. His information led us to acquire a significant stake in Kempen after the deal. Kempen has subsequently grown its assets from 500 million to 10 billion guilders, to become the largest independent mutual fund manager in the Netherlands. Acorn International's investment in Kempen has appreciated six-fold since purchase, and the stock is now the #4 position in the Fund.

* Standard deviation was calculated by Wanger Asset Management based on 5 years of monthly performance data, ending June 30, 1998. The standard deviations are: Acorn Int'l 10.99; EAFE 12.97; EMI (Ex-US) 11.89; S&P 500 11.03.

 .Performance at a Glance

The Value of a $10,000 Investment in Acorn International
    .September 23, 1992 through June 30, 1998

    [LINE GRAPH APPEARS HERE]

    Average Annual Total Return
    -------------------------------------
            1 Year  5 Years  Life of Fund

             11.6%    13.5%         16.6%






  Date      Acorn Int'l ($)   EAFE ($)
  ----      ---------------   --------
 9/23/92        10,000         10,000


12/31/92        10,690          9,614
 +6.8%

12/31/93        15,940         12,745
+49.1%

12/31/94        15,334         13,736
 -3.8%

12/31/95        16,703         15,275
 +8.9%

12/31/96        20,133         16,199
+20.7%

12/31/97        20,170         16,487
 +0.2%

6/30/98         24,310         19,113
+20.5%

This graph compares the results of $10,000 invested in Acorn International on September 23, 1992 (the date Fund shares were first offered to the public), with all dividends and capital gains reinvested, with Morgan Stanley's Europe, Australasia Far East Index (EAFE). The beginning value of EAFE is as of 9/30/92. Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

Acorn International Portfolio Diversification
    .as a % of net assets, at 6/30/98

[PIE CHART APPEARS HERE.]


Information                                28.3%
Finance                                    12.1%
Energy/Minerals                             3.5%
Industrial Goods/Services                  14.9%
Health Care                                 5.8%
Consumer Goods/Services                    19.7%
Other Industries                            5.0%
Cash and other assets less liabilities     10.7%
                                          -----
                                          100.0%

Relative Performance
---------------------------------------------------------------------
                            2nd quarter   Year to date   Last 12 mos.
                                   1998           1998
Acorn International                2.0%          20.5%          11.6%
EAFE                               1.1%          15.9%           6.1%
EMI (World ex-U.S.)               -0.4%          16.8%           0.6%
Lipper Int'l Small Cap
 Funds Avg.                        3.3%          22.2%          11.2%
Lipper Int'l Funds Avg.            0.7%          15.5%           8.2%

EAFE is Morgan Stanley's Europe, Australasia Far East Index, an unmanaged index of companies throughout the world in proportion to world stock market capitalization, excluding the U.S. and Canada. The EMI is Salomon Brothers' index of the bottom 20% of institutionally investable capital of countries, as selected by Salomon, excluding the U.S. The Lipper Int'l Small Cap Funds Avg. is calculated from the performance of a group of small-cap int'l funds, including Acorn Int'l. For the 2nd qtr., YTD and 12-mos. periods above, the group consisted of 56, 56 and 37 funds, respectively. The Lipper Int'l Funds Avg. is an average of all int'l funds tracked by Lipper, excluding the Int'l Small Cap Funds. This group consisted of 570, 544 and 480 funds for the 2nd qtr., YTD and 12-mos. periods above, respectively. All indexes are unmanaged and returns include reinvested dividends.

Net Asset Value Per Share 6/30/98: $21.74
-----------------------------------------

Acorn USA
     .Major Portfolio Changes in the Second Quarter

                                                            Number of Shares
                                                        ------------------------
                                                          3/31/98        6/30/98
Additions
--------------------------------------------------------------------------------
     Information
American Business
 Information, Cl. B                                        26,000        125,400
CMP Media                                                       0         50,000
IntelliQuest Information                                  124,000        396,200
International Game Technology                                   0         48,000
Mecklermedia                                              285,000        364,000
Mettler Toledo                                                  0         93,000
Micros Systems                                            160,600        430,000
  (includes effect of 2 for 1 stock split)
National Data                                             144,100        182,100
Startec Global Communications                              87,000        137,000
Sykes Enterprises                                               0        138,800
Thermoquest                                                95,400        181,000
--------------------------------------------------------------------------------

     Health Care
Magellan Health Services                                  196,000        458,000

--------------------------------------------------------------------------------
     Consumer Goods/Services
Host Marriott Services                                    523,200        842,100
--------------------------------------------------------------------------------
     Finance
UICI                                                            0        322,000
--------------------------------------------------------------------------------
     Industrial Goods/Services
Atchison Casting                                           88,000        166,000
Hub Group                                                  19,000        336,000
Insurance Auto Auctions                                   245,100        322,100

--------------------------------------------------------------------------------
     Energy/Minerals
CalEnergy Company                                         419,000        503,000
Equitable Resources                                        81,000        114,000
Tesoro Petroleum                                          367,700        463,500

--------------------------------------------------------------------------------
Sales
--------------------------------------------------------------------------------
     Information
Aspect Telecommunications                                 156,000        137,100
Cable Michigan                                             73,300         35,100
Cablevision Systems                                       106,000         32,000
Harte Hanks Communications                                 16,000              0
United Video Satellite Group                              189,000        156,000
Wonderware                                                346,100              0
--------------------------------------------------------------------------------
     Health Care
Lincare Holdings                                          197,000        275,200
  (includes effect of 2 for 1 stock split)
Respironics                                               107,000              0
--------------------------------------------------------------------------------
     Consumer Goods/Services
Royal Caribbean Cruises                                   101,000              0
Windmere Durable Holdings                                  25,000              0
--------------------------------------------------------------------------------
     Finance
H.F. Ahmanson                                             128,000         89,000


Acorn USA
     .Statement of Investments (unaudited) June 30, 1998


Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

                                                         Common Stocks and Other
                                                   Equity-Like Securities: 94.2%
--------------------------------------------------------------------------------
Information: 36.2%
              .Broadcasting: 3.0%
   209,100    Data Transmission Network (b)                              $ 8,364
              Data Services for Farmers

              .Television Programming: 3.6%
   156,000    United Video Satellite Group (b)                             6,182
              CATV & Satellite Dish Programming
   106,000    Liberty Media Group,
              Tele-Communications (b)                                      4,114
              CATV & Satellite Dish Programming
--------------------------------------------------------------------------------
                                                                          10,296

              .Cable Television: 1.4%
    32,000    Cablevision Systems (b)                                      2,672
              Cable TV
    35,100    Cable Michigan (b)                                           1,369
              Cable TV
--------------------------------------------------------------------------------
                                                                           4,041
              .Telephone Services: 2.9%
   269,400    RCN (b)                                                      5,220
              Metro Market:Voice, Video & Data Services
   137,000    Startec Global Communications (b)                            1,575
              International Telecommunications
    54,000    Commonwealth Telephone (b)                                   1,424
              Rural Market:Local, Long Distance
              & Internet Access
--------------------------------------------------------------------------------
                                                                           8,219
              .Mobile Communications: 4.3%
   254,000    Centennial Cellular (b)                                      9,477
              Cellular Franchises
   121,800    COMARCO (b)                                                  2,603
              Wireless Network Testing
--------------------------------------------------------------------------------
                                                                          12,080
              .Telecommunications Equipment: 1.3%
   137,100    Aspect Telecommunications (b)                                3,753
              Call Center Equipment

              .Gaming Equipment: 0.4%
    48,000    International Game Technology                                1,164
              Slot Machines & Progressive Jackpots

              .Computer Services: 1.0%
   138,800    Sykes Enterprises (b)                                        2,785
              Call Center Services

              .Transaction Processors: 2.8%
   182,100    National Data                                                7,967
              Credit Card & Health Claims Processor

              .Instrumentation: 1.6%
   181,000    Thermoquest (b)                                              2,704
              Mass Spectrometry
    93,000    Mettler Toledo (b)                                           1,866
              Laboratory Products
--------------------------------------------------------------------------------
                                                                           4,570

              .Internet: 2.9%
   364,000    Mecklermedia (b)                                             8,144
              Internet Trade Shows & Magazines

              .Business Information/
              Marketing Services: 4.0%
   396,200    IntelliQuest Information (b)                                 3,962
              Technology/Market Research
    90,000    World Color Press (b)                                        3,150
              Web-Offset Printing
   125,400    American Business
              Information, Cl. B (b)                                       2,006
    82,000    American Business
              Information, Cl. A (b)                                       1,250
              Business Data for Sales Leads
    50,000    CMP Media (b)                                                  875
              Technology Trade Journals
--------------------------------------------------------------------------------
                                                                          11,243
              .Computer Hardware/
              Related Systems: 7.0%
   430,000    Micros Systems (b)                                          14,230
              Information Systems for Restaurants & Hotels
   152,100    Kronos (b)                                                   5,514
              Time Accounting Software & Clocks
--------------------------------------------------------------------------------
                                                                          19,744
                                                                      ----------
Information: Total                                                       102,370

--------------------------------------------------------------------------------
Health Care: 10.2%
              .Biotechnology/Drug Delivery: 0.4%
    78,000    Synaptic Pharmaceuticals (b)                                 1,092
              Receptor Targeted Drug Design

              .Medical Equipment: 0.1%
     9,600    Cardiac Pathways (b)                                            68
              Heart Surgery Device

              .Services: 9.7%
   275,200    Lincare Holdings (b)                                        11,576
              Home Health Care Services


See accompanying notes to financial statements

Acorn USA
     .Statement of Investments (unaudited)



Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

   458,000    Magellan Health Services (b)                               $11,622
              Mental Health Services
   152,000    First Health (b)                                             4,332
              PPO Network
--------------------------------------------------------------------------------
                                                                          27,530
                                                                          ------
Health Care: Total                                                        28,690
--------------------------------------------------------------------------------
Consumer Goods/Services: 4.3%

              .Retail: 4.3%
   842,100    Host Marriott Services (b)                                  12,263
              Fast Food Kiosks in Airports
                                                                          ------
Consumer Goods/Services: Total                                            12,263
--------------------------------------------------------------------------------
Finance: 14.6%
              .Savings & Loans: 3.1%
    89,000    H.F. Ahmanson                                                6,319
              California Savings & Loan
   159,000    Coast Contingency Rights (b)                                 2,405
              Litigation Claim Against US Government
--------------------------------------------------------------------------------
                                                                           8,724
              .Finance Companies: 1.2%
   590,000    World Acceptance (b)                                         3,356
              Personal Loans
              .Insurance: 10.3%
   392,100    Acceptance Insurance (b)                                     9,631
              Crop Insurance
   322,000    UICI (b)                                                     8,775
              Health Insurance
   187,500    AmerUs Life Holdings                                         6,070
              Annuities/Life Insurance
    93,000    Leucadia National                                            3,075
              Insurance Holding Company
    53,000    Penn Treaty American (b)                                     1,669
              Nursing Home Insurance
--------------------------------------------------------------------------------
                                                                          29,220
                                                                          ------
Finance: Total                                                            41,300
--------------------------------------------------------------------------------
Industrial Goods/Services: 12.7%
              .Steel: 2.0%
   166,000    Atchison Casting (b)                                         2,967
              Steel Foundries
    97,300    Schnitzer Steel                                              2,299
              Scrap Steel Processor
    28,000    Gibraltar Steel (b)                                            574
              Steel Processing
--------------------------------------------------------------------------------
                                                                           5,840
              .Industrial Distribution: 0.5%
    70,000    Vallen (b)                                                   1,391
              Safety Products Distribution

              .Machinery: 1.1%
   251,250    Farr Company (b)                                             3,094
              Filters
              .Specialty Chemicals: 1.8%
   232,000    Lilly Industries, Cl. A                                      5,017
              Industrial Coatings
              .Outsourcing Services: 0.3%
    31,500    Labor Ready (b)                                                951
              Temporary Manual Labor
              .Other Industrial Services: 7.0%
   336,000    Hub Group (b)                                                7,098
              Truck & Rail Freight Forwarder
   328,100    Wackenhut, Cl. B                                             7,054
              Prison Management
   322,100    Insurance Auto Auctions (b)                                  4,550
              Auto Salvage Services
    83,000    Compass International Services (b)                             788
              Collection Agencies
    51,000    Trailer Bridge (b)                                             204
              Tug & Barge Transportation
--------------------------------------------------------------------------------
                                                                          19,694
                                                                          ------
Industrial Goods/Services: Total                                          35,987
--------------------------------------------------------------------------------
              Energy/Minerals: 14.4%
              .Independent Power: 5.3%
   503,000    CalEnergy (b)                                               15,121
              Power Plants
              .Oil/Gas Producers: 2.6%
   463,500    Tesoro Petroleum (b)                                         7,358
              Oil Refinery/Gas Reserves
              .Distribution/Marketing/Refining: 4.9%
   242,000    Atmos Energy                                                 7,381
              Natural Gas Utility
   114,000    Equitable Resources                                          3,477
              Gas Utility & Gas Producer
   228,400    Dynegy (formerly known as NGC)                               2,855
              Gas Processing/Marketing
--------------------------------------------------------------------------------
                                                                          13,713

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------
              .Oil Services: 1.6%
   252,000    GeoScience (b)                                              2,835
              Offshore Seismic Equipment Company
    41,100    J Ray McDermott (b)                                         1,706
              Offshore Construction Company
--------------------------------------------------------------------------------
                                                                          4,541
                                                                       --------
Energy/Minerals: Total                                                   40,733
--------------------------------------------------------------------------------
Other Industries: 1.8%
              .Real Estate: 1.8%
    50,700    Forest City Enterprises Cl. A                               3,001
              Shopping Centers
    47,500    Gaylord Entertainment                                       1,532
              Opryland Hotel & Other Assets
    22,000    Cornerstone Properties                                        388
              Downtown Office Buildings
--------------------------------------------------------------------------------
                                                                          4,921
                                                                       --------
Other Industries: Total                                                   4,921


Principal Amount                                                     Value (000)
--------------------------------------------------------------------------------
Total Common Stocks and
                                                                       --------
Other Equity-Like Securities: 94.2%                                     266,264
                (Cost: $225,569)

Short-Term Obligations: 7.2%
                Yield 5.67%-5.75%
                Due 7/2-7/6/98
     $9,002     Prudential Funding                                        8,995
     $7,196     Ford Motor Credit                                         7,195
     $4,132     Commercial Credit                                         4,132
--------------------------------------------------------------------------------
                (Amortized Cost: $20,322)                                20,322
                                                                       --------
Total Investments: 101.4%                                               286,586
                (Cost: $245,891)
                                                                       --------
Cash and Other Assets Less Liabilities: (1.4%)                           (3,960)

                                                                       --------
Total Net Assets: 100%                                                 $282,626
================================================================================


 .Notes to Statement of Investments
(a) At June 30, 1998, for federal income tax purposes cost of investments was $245,905,000 and net unrealized appreciation was $40,680,000, consisting of gross unrealized appreciation of $49,821,000 and gross unrealized depreciation of $9,141,000.
(b)  Non-income producing security.

Acorn Fund
     .Major Portfolio Changes in the Second Quarter

                                                            Number of Shares
                                                        ------------------------
                                                          3/31/98       6/30/98

Additions
--------------------------------------------------------------------------------
     Information
American Business
  Information, Cl. A                                    1,035,000     1,200,000
Bigfoot International                                       1,350         2,683
BRC Holdings                                              254,000       567,000
  (includes the effect of 2 for 1 stock split)
CMP Media                                                       0       400,000
Computer Task Group                                       340,000       475,000
Dunn Computer                                                   0       250,000
International Game Technology                           2,110,000     2,158,000
Jabil Circuit                                             300,000       350,000
Mettler Toledo                                                  0       570,000
National Data                                           1,510,000     1,672,000
Natsteel Electronics (Singapore)                                0     1,500,000
RCM Technologies                                                0       390,000
RCN                                                       564,000     1,298,000
  (includes the effect of 2 for 1 stock split)
Richardson Electronics                                          0       157,000
Startec Global Communications                                   0        90,000
Sykes Enterprises                                               0       670,000

--------------------------------------------------------------------------------
     Health Care
Innovasive Devices                                        275,000       475,000
Magellan Health Services                                1,220,000     1,410,000

--------------------------------------------------------------------------------
     Consumer Goods/Services
Airtours (United Kingdom)                                 990,000     1,350,000
Autoliv (Sweden)                                          254,000       320,000
Host Marriott Services                                    731,000       911,000
Hunter Douglas (Netherlands)                              270,000       305,000
Industrie Natuzzi (Italy)                                 260,000       300,000
Kimberly Clark de Mexico (Mexico)                       3,100,000     3,400,000
Nintendo (Japan)                                          145,000       180,000
Protection One                                                  0       770,000
St. John Knits                                                  0       296,000
Windmere Durable Holdings                                 228,000       300,000

--------------------------------------------------------------------------------
     Finance
Baker Fentress                                            974,000     1,063,000
Capital Trust                                             345,000       745,000
Pioneer Group                                             620,000       673,000
UICI                                                            0       800,000

--------------------------------------------------------------------------------
     Industrial Goods/Services
AirNet Systems                                            200,000       500,000
Brunswick Technologies                                          0       100,000
Clarcor                                                   181,000       431,000
  (includes effect of 3 for 2 stock split)
Expeditors International
  of Washington                                           775,000       900,000
Hub Group                                                 709,000       759,000
Intermet                                                  200,000       300,000
International Total Services                                    0       400,000
Labor Ready                                               385,000       670,000
  (includes effect of 3 for 2 stock split)
Lilly Industries, Cl. A                                   900,000     1,000,000
Spectra Physics Lasers                                    223,000       298,000

--------------------------------------------------------------------------------
     Energy/Minerals
Equitable Resources                                       500,000       800,000
Evergreen Resources                                             0       250,000
Tesoro Petroleum                                        1,600,000     2,000,000

--------------------------------------------------------------------------------
     Real Estate
Cornerstone Properties                                    350,000       820,000
First Industrial Realty Trust                                   0       485,000
IRSA (Argentina)                                          250,000       320,000
La Salle Hotel Properties                                       0     1,025,000
Security Capital Global                                         0       398,437




                                                            Number of Shares
                                                        ------------------------
                                                          3/31/98       6/30/98

Sales
--------------------------------------------------------------------------------
    Information
American Management Systems                               225,000       125,000
CACI International                                         83,000             0
Cellular Communications
International (Italy)                                     300,000       110,000
(includes effect of 3 for 2 stock split)
Centennial Cellular                                       600,000       450,000
Compuware                                                 400,000       300,000
Keane                                                     200,000       120,000
Peterson Companies                                         50,000             0
Playboy Enterprises                                        50,000             0
PriCellular                                               450,000             0
Solectron                                               1,025,000     1,000,000
Source Informatics Cv. Pfd.                               208,333             0
Systems & Computer Technology                             430,000       760,000
(includes effect of 2 for 1 stock split)
TCA Cable TV                                              180,000             0
TVB (Hong Kong)                                         1,800,000             0
United Video Satellite Group                              850,000       500,000
USA Networks                                              500,000             0
Vanguard Cellular Systems                                 200,000             0
Verilink                                                  393,000       282,000
WM Data Nordic (Sweden)                                 1,340,000     1,300,000
Wonderware                                                608,000             0

--------------------------------------------------------------------------------
    Health Care
Respironics                                               812,000       650,000

--------------------------------------------------------------------------------
    Consumer Goods/Services
Amway Asia Pacific (Hong Kong)                            185,000        60,000
Bally Total Fitness                                       200,000             0
Borders Group                                           1,960,000     1,750,000
Carnival                                                1,400,000     2,760,000
(includes effect of 2 for 1 stock split)
Esselte, Series A (Sweden)                                260,000       125,000
Fred Meyer Holdings                                       911,000       871,000
Newell                                                    540,000       480,000

--------------------------------------------------------------------------------
Finance
Amvescap (United Kingdom)                                 445,000             0
Baldwin & Lyons, Cl. B                                    823,000       723,000
Banca Fideuram (Italy)                                  3,325,000     3,000,000
Formosa Growth Fund (Taiwan)                              150,000             0
Highlands Insurance                                       210,000        81,000
Housing Development
Finance (India)                                            39,373             0
Nichiei (Japan)                                            27,500             0
United Asset Management                                   641,000             0
Washington Mutual                                         116,000        66,000
(includes effect of 3 for 2 stock split)

--------------------------------------------------------------------------------
    Industrial Goods/Services
Hein-Werner                                               198,000             0
Steel Dynamics                                            500,000       300,000
Steven Myers & Associates                                 350,000        40,000
Stevens International, Cl. A                              410,000             0
Stevens International, Cl. B                               19,000             0
Valmont Industries                                        270,000       150,000

--------------------------------------------------------------------------------
    Energy/Minerals
Atwood Oceanics                                           516,000       398,000
Costilla Energy                                           165,000             0
EVI                                                       700,000       500,000
J Ray McDermott                                           500,000       350,000
Perez Companc (Argentina)                                 510,000             0
PetSec Energy ADR (Australia)                             260,000       141,000
Saipem (Italy)                                          1,800,000     1,500,000
Southern Union                                            400,000             0

--------------------------------------------------------------------------------
    Other Industries
Gaylord Entertainment                                     100,000        13,000


Acorn Fund
     .Statement of Investments (unaudited) June 30, 1998


Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

                                                         Common Stocks and Other
                                                   Equity-Like Securities: 95.6%
--------------------------------------------------------------------------------
Information: 30.3%
              Media
              .Broadcasting: 1.7%
   819,000    Data Transmission Network (b)(c)                           $32,760
              Data Services for Farmers
   465,000    Young Broadcasting (b)                                      30,225
              Television Stations
   370,000    Granite Broadcasting (b)                                     4,394
              Television Stations
--------------------------------------------------------------------------------
                                                                          67,379
              .Cable Television: 1.8%
   700,000    Cablevision Systems (b)                                     58,450
   100,000    Cablevision Systems, Pfd.                                    6,394
              Cable TV
   140,000    Cable Michigan (b)                                           5,460
              Cable TV
--------------------------------------------------------------------------------
                                                                          70,304
              .Television Programming: 4.8%
 3,500,000    Liberty Media Group,
              Tele-Communications (b)                                    135,844
              CATV & Satellite Dish Programming
   420,000    BET Holdings, Cl. A (b)                                     26,434
              CATV & Satellite Dish Programming
   500,000    United Video Satellite Group (b)                            19,813
              CATV & Satellite Dish Programming
   280,000    Macrovision (b)                                              6,685
              Copyright Protection for Video Tapes & DVDs
--------------------------------------------------------------------------------
                                                                         188,776
              Telecommunications
              .Telephone Services: 0.9%
 1,298,000    RCN (b)                                                     25,149
              Metro Market: Voice, Video & Data Services
   374,000    Commonwealth Telephone (b)                                   9,864
              Rural Market:  Local, Long Distance
              & Internet Access
    90,000    Startec Global Communications (b)                            1,035
              International Telecommunications
--------------------------------------------------------------------------------
                                                                          36,048
              .Mobile Communications: 1.6%
   865,000    SkyTel Communications (b)                                   20,246
              Nationwide Paging
   500,000    Telephone and Data Systems                                  19,688
              Cellular & Telephone Franchises
   450,000    Centennial Cellular (b)                                     16,791
              Cellular Franchises
   355,000    COMARCO (b)(c)                                               7,588
              Wireless Network Testing
--------------------------------------------------------------------------------
                                                                          64,313
              .Telecommunications Equipment: 0.6%
   714,000    Aspect Telecommunications (b)                               19,546
              Call Center Equipment
   577,000    Larscom (b)                                                  4,075
              Digital Access Equipment
   282,000    Verilink (b)                                                 2,327
              Integrated Access Devices
--------------------------------------------------------------------------------
                                                                          25,948
              Computer Related Hardware
              .Computer Hardware/
              Related Systems: 1.7%
   900,000    Micros Systems (b)(c)                                       29,784
              Information System for Restaurants & Hotels
   650,000    Kronos (b)(c)                                               23,563
              Time Accounting Software & Clocks
   503,000    American Power Conversion (b)                               15,090
              Uninterruptable Power Systems
--------------------------------------------------------------------------------
                                                                          68,437
              .Semiconductors/
              Related Equipment: 0.4%
   350,000    Oak Industries (b)                                          12,381
              CATV Coax Connectors
   125,000    Electro Scientific Industries (b)                            3,945
              DRAM Repair Equipment
--------------------------------------------------------------------------------
                                                                          16,326
              .Gaming Equipment: 1.4%
 2,158,000    International Game Technology                               52,332
              Slot Machines & Progressive Jackpots
   406,000    Acres Gaming (b)                                             2,030
              Manufacturer of Casino Systems
--------------------------------------------------------------------------------
                                                                          54,362



Principal Amount or
Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------
              .Contract Manufacturing: 1.7%
 1,000,000    Solectron (b)                                            $ 42,063
              Equipment Manufacturing Services
   350,000    Jabil Circuit (b)                                          11,572
              Equipment Manufacturing Services
   200,000    Sanmina (b)                                                 8,675
              Backplanes & Equipment Manufacturing Services
   285,000    Altron (b)                                                  3,669
              Backplanes & Equipment Manufacturing Services
--------------------------------------------------------------------------------
                                                                         65,979

              .Instrumentation: 2.1%
 1,085,000    Thermo Instrument Systems (b)                              28,481
              Scientific & Industrial Instruments
   570,000    Mettler Toledo (b)                                         11,436
              Laboratory Products
   613,000    Thermoquest (b)                                             9,157
$1,500,000    Thermoquest, 5% Note Due 8/15/00                            1,688
              Mass Spectrometry & Chromatography
   450,000    IFR Systems (c)                                             8,100
              Test Instruments for Communications
$5,000,000    Thermo Optek, 5% Note Due 10/15/00                          5,488
   265,000    Thermo Optek (b)                                            3,925
              Elemental & Molecular Spectroscopy
   330,000    Itron (b)                                                   4,208
              Remote-Readable Electric Meters
   232,000    Metrika Systems (b)                                         3,886
              Gamma Ray Instrumentation
   200,000    Thermo Bio Analysis (b)                                     3,625
              Biochemical Instruments
   234,122    Onix Systems (b)                                            3,014
              Field Measurement & Sensor Equipment
--------------------------------------------------------------------------------
                                                                         83,008
              .Business Software: 1.3%
   760,000    Systems & Computer Technology (b)                          20,520
              Enterprise Software
   300,000    Compuware (b)                                              15,337
              Software Tools & Services
   266,000    National Instruments (b)                                    9,510
              Virtual Instruments
   160,000    Sterling Commerce (b)                                       7,760
              Electronic Commerce Software & Services
--------------------------------------------------------------------------------
                                                                         53,127
--------------------------------------------------------------------------------

              .Consumer Software: 0.6%
   350,000    Electronic Arts (b)                                        18,900
              Entertainment Software
$6,500,000    Activision, 6.75% Note Due 1/1/05                           5,590
              Entertainment Software
   220,000    MicroProse (b)                                                976
              Entertainment Software
--------------------------------------------------------------------------------
                                                                         25,466

              .Computer Services: 2.1%
   475,000    Computer Task Group                                        15,912
              Application Development & Maintenance Services
   670,000    Sykes Enterprises (b)                                      13,442
              Call Center Services
   427,000    Analysts International                                     12,116
              Technology Staffing Services
   567,000    BRC Holdings (b)                                           10,879
              Technology Outsourcing for Local Governments
   231,000    BISYS Group (b)                                             9,471
              Processing for Banks
   390,000    RCM Technologies (b)                                        7,922
              Technology Staffing Services
   120,000    Keane (b)                                                   6,720
              Application Development & Maintenance Services
   125,000    American Management Systems (b)                             3,742
              Systems Integration
   250,000    Dunn Computer (b)                                           2,062
              Custom Computer Systems for Government
--------------------------------------------------------------------------------
                                                                         82,266

              Software/Services
              .Business Information/
              Marketing Services/Publishing: 4.5%
 1,185,000    World Color Press (b)                                      41,475
              Web-Offset Printing
 1,300,000    ACNielsen (b)                                              32,824
              Retail Measurement
   411,000    Choicepoint (b)                                            20,807
              Fraud Protection Information
 1,200,000    American Business
              Information, Cl. A (b)                                     18,300
 1,000,000    American Business
              Information, Cl. B (b)                                     16,000
              Business Data for Sales Leads
   600,000    Harte Hanks Communications                                 15,488
              Direct Marketing Services



See accompanying notes to financial statements

Acorn Fund
    .Statement of Investments (unaudited)



Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------
   500,000    Getty Images (b)                                       $   11,125
              Photographs for Publications & Media
   300,000    Acxiom (b)                                                  7,481
              Database Marketing Services
   400,000    CMP Media (b)                                               7,000
              Technology Trade Journals
   107,955    Cognizant (b)                                               6,801
              Healthcare Data Services
--------------------------------------------------------------------------------
                                                                        177,301

              .Internet: 0.4%
   300,000    Mecklermedia (b)                                            6,713
              Internet Trade Shows & Magazines
     2,683    Bigfoot International (b)(c)                                4,024
              Internet Direct Marketing
   885,714    GIGA Series B. Cv. Pfd. (b)(c)                              3,100
    71,429    GIGA Series D. Cv. Pfd. (b)(c)                                500
   300,000    GIGA Partnership (FBR Information
              Investors, L.P.) (b)                                          300
              Data on Information Technology
--------------------------------------------------------------------------------
                                                                         14,637

              .Electronics Distribution: 0.7%
   600,000    Kent Electronics (b)                                       10,988
              Component Distribution & Contract Assembly
 1,090,000    Pioneer-Standard Electronics                               10,491
              Component & Computer Distribution
   450,000    Richey Electronics (b)                                      3,516
              Component Distribution & Contract Assembly
   157,000    Richardson Electronics                                      2,120
              Electron Tube & Semiconductor Distribution
--------------------------------------------------------------------------------
                                                                         27,115

              .Transaction Processors: 2.0%
 1,672,000    National Data                                              73,150
              Credit Card & Health Claims Processor
   300,000    Concord EFS (b)                                             7,837
              Credit Card Processor
--------------------------------------------------------------------------------
                                                                         80,987
                                                                      ---------
Information: Total                                                    1,201,779

--------------------------------------------------------------------------------
Health Care: 8.6%
              .Biotechnology/Drug Delivery: 0.8%
   450,000    Inhale Therapeutic Systems (b)                             11,138
              Pulmonary Drug Delivery
   680,000    Synaptic Pharmaceuticals (b)(c)                             9,520
              Receptor Targeted Drug Design
   790,000    Microcide Pharmaceuticals (b)(c)                            5,283
              Antibiotics
   800,000    Corvas International (b)                                    3,300
   800,000    Corvas International Warrants (b)                             800
              Rational Drug Design
--------------------------------------------------------------------------------
                                                                         30,041

              .Medical Equipment: 0.5%
   650,000    Respironics (b)                                            10,116
              Sleep Apnea Products
   300,000    Affymetrix (b)                                              7,219
              Diagnostic Development
   475,000    Innovasive Devices (b)(c)                                   4,453
              Soft Tissue Bone Anchors
--------------------------------------------------------------------------------
                                                                         21,788

              .Hospital/Laboratory Supplies: 0.8%
   273,000    Hillenbrand Industries                                     16,380
              Hospital Beds & Coffins
   644,000    Sybron International (b)                                   16,261
              Laboratory Supplies
-------------------------------------------------------------------------------
                                                                         32,641

              .Services: 6.5%
 2,470,000    Lincare Holdings (b)                                      103,894
              Home Health Care Services
 1,992,000    HBO & Company                                              70,218
              Hospital Computer Services
 1,700,000    First Health Group (b)                                     48,450
              PPO Network
 1,410,000    Magellan Health Services (b)                               35,779
              Mental Health Services
    43,000    Spectrum Health Solutions (b)                                  11
              Workman's Compensation
--------------------------------------------------------------------------------
                                                                        258,352
                                                                      ---------
Health Care: Total                                                      342,822


Principal Amount or
Number of Shares                                       Value (000)
------------------------------------------------------------------
Consumer Goods/Services: 10.3%
                    Goods
                    .Leisure Vehicles: 2.5%
   2,200,000        Harley-Davidson                        $85,250
                    Motorcycles & Related Merchandise

     480,000        Thor Industries                         13,290
                    Mobile Homes & RV's
------------------------------------------------------------------
                                                            98,540
                    .Hardware/Appliances: 0.9%

     480,000        Newell                                  23,910
                    Household Appliances

     300,000        Windmere Durable Holdings (b)           10,744
                    Household Appliances
------------------------------------------------------------------
                                                            34,654
                    .Manufacturers: 0.3%

     296,000        St. John Knits                          11,433
                    Upscale Knitwear

                    Services
                    .Retail: 3.1%
   1,750,000        Borders Group (b)                       64,750
                    Bookstores
     871,000        Fred Meyer Holdings (b)                 37,017
                    Supermarkets in the West
     911,000        Host Marriott Services (b)              13,266
                    Fast Food Kiosks in Airports
     634,000        Au Bon Pain (b)(c)                       6,974
                    Bakery & Deli Restaurants
------------------------------------------------------------------
                                                           122,007

                    .Consumer Services: 0.2%
     770,000        Protection One                           8,422
                    Security Alarm Monitoring

                    .Casinos: 0.3%
     290,000        Rio Hotel & Casino (b)                   5,474
                    Casino/Hotel in Las Vegas
     392,000        Hollywood Park                           4,949
                    Race Track & Casino
     535,000        Monarch Casino & Resort (b)(c)           3,411
                    Casino/Hotel in Reno
  $6,250,000        Grand Palais Casino 14%
                    Note Due 2/25/98 (b)                       313
                    New Orleans Casino
------------------------------------------------------------------
                                                            14,147


                    .Cruise Lines: 3.0%
   2,760,000        Carnival                               109,365
                    Largest Cruise Line
     120,000        Royal Caribbean Cruises                  9,540
                    Cruises to Caribbean & Alaska
     130,000        Royal Olympic Cruise (b)                 1,300
                    Cruises in Mediterranean
------------------------------------------------------------------
                                                           120,205
                                                        ----------
Consumer Goods/Services: Total                             409,408
------------------------------------------------------------------
Finance: 11.8%
                    .Banks: 1.5%
     570,000        Texas Regional Bancshares               18,668
                    Tex Mex Bank
     285,000        Union Planters                          16,762
                    Confederate States Bank
     510,000        TCF Financial                           15,045
                    Great Lakes Bank
     162,000        CNB Bancshares                           7,776
                    Indiana Bank
------------------------------------------------------------------
                                                            58,251
                    .Savings & Loans: 3.1%
   1,267,000        Peoples Bank Bridgeport                 43,870
                    Connecticut Savings & Loan
     435,000        H F Ahmanson                            30,885
                    California Savings & Loan
     738,000        Washington Federal                      20,387
                    Washington State Savings & Loan
     538,000        Commonwealth Bancorp                    12,340
                    Philadelphia Savings & Loan
     554,000        Coast Contingency Rights (b)             8,379
                    Litigation Claim Against US Government
     275,000        Imperial Thrift & Loan (b)               5,706
                    California Thrift & Loan
      66,000        Washington Mutual                        2,867
                    West Coast Savings & Loan
------------------------------------------------------------------
                                                           124,434

See accompanying notes to financial statements

Acorn Fund
     .Statement of Investments (unaudited)


Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------
              .Insurance: 3.4%
   800,000    UICI (b)                                                  $ 21,800
              Health Insurance
   741,000    Foremost                                                    17,877
              Mobile Home & RV Insurance
   511,000    Leucadia National                                           16,895
              Insurance Holding Company
   723,000    Baldwin & Lyons, Cl. B                                      16,810
              Trucking Insurance
   612,000    Acceptance Insurance (b)                                    15,032
              Crop Insurance
   460,000    AmerUs Life Holdings                                        14,892
              Annuities/Life Insurance
   400,000    Protective Life                                             14,675
              Life/Dental Insurance
   351,000    United Fire & Casualty                                      13,755
              Property & Casualty
    81,000    Highlands Insurance (b)                                      1,499
              Property & Casualty Insurance
--------------------------------------------------------------------------------
                                                                         133,235
              .Money Management: 2.3%
   618,000    SEI Investments                                             38,316
              Mutual Fund Administration
 1,063,000    Baker Fentress                                              19,466
              Closed-End Investment Company
   673,000    Pioneer Group                                               17,708
              Investment Management
 1,728,000    Phoenix Investment Partners                                 15,012
              Mutual Fund & Pension Manager
    60,000    Affiliated Managers Group (b)                                2,227
              Mutual Fund & Pension Manager
--------------------------------------------------------------------------------
                                                                          92,729
              .Finance Companies: 1.5%
   935,000    Americredit (b)                                             33,368
              Auto Lending
 1,820,000    World Acceptance (b)(c)                                     10,351
              Personal Loans
   340,000    DVI Health Services (b)                                      8,670
              Leases for Big Medical Equipment
   745,000    Capital Trust (b)                                            7,171
              Whole Mortgage Loans
--------------------------------------------------------------------------------
                                                                          59,560
                                                                        --------
Finance: Total                                                           468,209

Industrial Goods/Services: 9.9%
              .Steel: 1.8%
 1,295,000    Worthington Industries                                      19,506
              Steel Processing
   805,000    Gibraltar Steel (b)(c)                                      16,502
              Steel Processing
   350,000    A M Castle                                                   7,700
              Steel Distribution
   420,000    Atchison Casting (b)(c)                                      7,507
              Steel Foundries
   300,000    Intermet                                                     5,438
              Ductile Iron & Aluminum Castings
   190,000    Schnitzer Steel                                              4,489
              Scrap Steel Processor
   400,000    Metal Management (b)                                         4,275
              Scrap Steel Collection & Processing
   300,000    Steel Dynamics (b)                                           4,163
              Flat Rolled Steel Production
--------------------------------------------------------------------------------
                                                                          69,580
              .Machinery: 1.3%
 1,071,000    Baldor Electric                                             26,106
              Electric Motors
   431,000    Clarcor                                                      9,051
              Filters
   365,000    Applied Industrial Technologies                              7,505
              Industrial Components Distribution
   196,000    Applied Power                                                6,737
              Hydraulic Tools
   150,000    Valmont Industries                                           2,995
              Irrigation, Lighting & Communication Structures
--------------------------------------------------------------------------------
                                                                          52,394
              .Conglomerates: 0.8%
   900,000    Thermo Electron (b)                                         30,769
              Instrumentation, Biomedical &
              Industrial Products
              .Specialty Chemicals: 2.4%
   900,000    Unifi                                                       30,825
              Polyester & Nylon Texturizing
 1,000,000    Lilly Industries, Cl. A                                     21,625
              Industrial Coatings
   295,000    H B Fuller                                                  16,354
              Adhesives, Sealants & Coatings
   610,000    Cambrex                                                     16,012
              Pharmaceutical & Other Specialty Chemicals
   600,000    MA Hanna                                                    10,988
              Supplies Resins, Colorant & Rubber
--------------------------------------------------------------------------------
                                                                          95,804


Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------
              .Electrical Components/
              Industrial Materials: 0.1%
   298,000    Spectra Physics Lasers (b)                                $  2,719
              Lasers Manufacturer
   100,000    Brunswick Technologies (b)                                   1,325
              Fiberglass Fabric for Composites
--------------------------------------------------------------------------------
                                                                           4,044
              .Outsourcing Services/Training: 0.7%
   670,000    Labor Ready (b)                                             20,226
              Temporary Manual Labor
   355,000    GP Strategies (b)                                            5,192
              Training Programs
   400,000    International Total Services (b)(c)                          2,800
              Aviation Services
    40,000    Steven Myers & Associates (b)                                  770
              Proposal Management
--------------------------------------------------------------------------------
                                                                          28,988
              .Logistics: 1.9%
   900,000    Expeditors International
              of Washington                                               39,600
              International Air Freight Forwarder
   759,000    Hub Group (b)                                               16,034
              Truck & Rail Freight Forwarder
   400,000    C H Robinson                                                 9,950
              Truck Freight Forwarder
   500,000    Airnet Systems (b)                                           8,062
              Check & Other Small Package Shipment
--------------------------------------------------------------------------------
                                                                          73,646
              .Other Industrial Services: 0.9%
 1,051,000    Wackenhut, Cl. B                                            22,597
    45,000    Wackenhut, Cl. A                                             1,018
              Prison Management
   210,000    HA*LO Industries                                             6,536
              Distributor of Specialty Products
   627,000    Compass International Services (b)(c)                        5,956
              Collection Agencies
   421,000    Trailer Bridge (b)                                           1,684
              Tug & Barge Transportation
                                                                          37,791
--------------------------------------------------------------------------------
Industrial Goods/Services: Total                                         393,016
                                                                       ---------
              Energy/Minerals: 9.2%
              .Independent Power: 4.0%
 2,230,000    AES Corporation (b)                                        117,214
     1,852    AES Corporation Warrants (b)                                   144
              Power Plants
 1,420,000    CalEnergy (b)                                               42,689
              Power Plants
--------------------------------------------------------------------------------
                                                                         160,047
              .Oil/Gas Producers: 1.6%
 2,000,000    Tesoro Petroleum (b)(c)                                     31,750
              Oil Refinery/Gas Reserves
 1,550,000    Seagull Energy (b)                                          25,672
              Oil & Gas Producer
   250,000    Evergreen Resources (b)                                      4,687
              Coalseam Gas Production
 1,031,000    Tipperary (b)(c)                                             2,964
              Oil & Gas Producer
--------------------------------------------------------------------------------
                                                                          65,073
              .Distribution/Marketing/Refining: 1.5%
   800,000    Equitable Resources                                         24,400
              Gas Utility & Gas Producer
   560,000    Atmos Energy                                                17,080
              Natural Gas Utility
   240,000    KN Energy                                                   13,005
              Unregulated Gas Gatherer & Processor
   520,000    Dynegy (formerly known as NGC)                               6,500
              Gas Processing/Marketing
--------------------------------------------------------------------------------
                                                                          60,985
              .Oil Services: 1.7%
   500,000    EVI (b)                                                     18,562
              Drill Pipe
 1,000,000    Pride International (b)                                     16,938
              Offshore/Onshore Drilling
   398,000    Atwood Oceanics (b)                                         15,845
              Offshore Drilling
   350,000    J Ray McDermott (b)                                         14,525
              Offshore Construction Company
--------------------------------------------------------------------------------
                                                                          65,870
              .Mining: 0.4%
   800,000    Zeigler Coal Holding                                        13,700
              Coal Mining
                                                                       ---------
Energy/Minerals: Total                                                   365,675


See accompanying notes to financial statements

Acorn Fund
     .Statement of Investments (unaudited)


Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------
Other Industries: 4.2%
              .Real Estate: 4.2%
   829,000    The Rouse Company                                          $26,062
              Shopping Malls
 1,025,000    LaSalle Hotel Properties (b)(c)                             17,361
              Upscale/Full Service Hotels
   485,000    First Industrial Realty Trust                               15,429
              Industrial Properties
   820,000    Cornerstone Properties                                      14,452
              Downtown Office Buildings
   233,000    Forest City Enterprises, Cl. B                              13,747
   185,000    Forest City Enterprises, Cl. A                              10,950
              Shopping Centers
   260,000    Equity Residential Properties Trust                         12,334
              Nationwide Apartments
   400,000    Macerich Company                                            11,725
              Regional Shopping Malls
   945,000    Homestead Village (b)                                       11,222
              Extended Stay Hotels
   398,437    Security Capital Global (b)                                  7,969
   101,000    Security Capital Group, Cl. B (b)                            2,689
    18,000    Security Capital Warrants (b)                                    6
              Strategic Real Estate Investments
   350,000    Security Capital Atlantic                                    7,809
              Moderate Income Apartments
   165,000    Weingarten Realty Investors                                  6,899
              Community Shopping Centers
   190,000    First Washington Realty Trust                                4,417
   120,000    First Washington Realty Trust, Cv. Pfd.                      3,476
              Community Shopping Centers
    13,000    Gaylord Entertainment                                          419
              Opryland Hotel & Other Assets
--------------------------------------------------------------------------------
Other Industries: Total                                                  166,966
                                                                         -------
                                                                         166,966
--------------------------------------------------------------------------------
Foreign Securities: 11.3%
              .Canada: 0.2%
   520,000    Shaw Industries, Cl. A                                       6,223
              Oil Field Services
--------------------------------------------------------------------------------
              .United Kingdom: 2.5%
 1,200,000    Serco Group                                                 27,630
              Facilities Management
   400,000    NTL (b)                                                     21,400
              Cable TV & Telephone Systems
   650,000    Comcast UK Cable Partners (b)                               10,197
              Cable TV & Telephone Systems
 1,350,000    Airtours                                                    10,159
              Tour Operator
 3,300,000    Medeva                                                       9,415
              Drugs for Hyperactive Children
 1,100,000    N. Brown Group                                               6,644
              Mail Order Clothing in Large Sizes
   600,000    Edinburgh Fund Managers                                      5,786
              Investment Management
   700,000    Oriflame                                                     5,197
              Natural Cosmetics Sold Door-to-Door
 1,050,000    Powerscreen International                                    1,621
              Mobile Crushing & Screening Equipment
 1,200,000    Ethical Holdings ADR (b)(c)                                    450
              Drug Delivery
--------------------------------------------------------------------------------
                                                                          98,499
              .Germany/Austria: 0.6%
   552,000    United International
               Holdings (Austria) (b)                                      8,832
              Cable Television for Austria & Other Countries
   180,000    Flughafen Wien (Austria)                                     8,632
              Vienna Airport Authority
    23,000    Binding-Brauerei                                             6,945
              Brewery
--------------------------------------------------------------------------------
                                                                          24,409

              .Sweden: 1.8%
 1,300,000    WM Data Nordic                                              45,154
              Computer Services/Consulting
   650,000    Getinge Industrier                                          13,285
              Sterilization & Disinfection Equipment
   320,000    Autoliv                                                     10,120
              Seatbelts & Airbags
   125,000    Esselte, Series A                                            2,774
              Office Supplies & Related Equipment
    80,000    Lifco (b)                                                      391
              Dental Supplies & Health Food
--------------------------------------------------------------------------------
                                                                          71,724


Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------
              .Netherlands: 1.0%
    305,000   Hunter Douglas                                            $ 16,568
              Decorative Window Coverings
    161,000   ASR Verzekeringsgroep                                       13,661
              Insurance
    167,000   Getronics                                                    8,661
              Computer Services
--------------------------------------------------------------------------------
                                                                          38,890
              .Switzerland: 0.4%
     11,000   Cie Fin Richemont                                           14,395
              Luxury Goods & Tobacco
              .France: 0.7%
    115,000   Atos (b)                                                    27,580
              Computer Services/Transaction Processing
              .Portugal: 0.1%
    374,000   Filmes Lusomundo (b)(c)                                      5,568
              Newspapers, Radio, Video, Film Distribution
              .Italy/Greece: 1.3%
  3,000,000   Banca Fideuram                                              17,105
              Life Insurance & Mutual Funds
    300,000   Industrie Natuzzi                                            7,800
              Leather Couches
    250,000   Hellenic Bottling (Greece)                                   7,723
              Coca-Cola Bottler
  1,500,000   Saipem                                                       7,704
              Pipeline Construction & Drilling Contractor
  1,000,000   Aeroporti di Roma                                            6,295
              Airport Management
    110,000   Cellular Communications
              International (b)                                            5,486
              Mobile Telephone Network
--------------------------------------------------------------------------------
                                                                          52,113
              .Malaysia: 0.1%
  2,150,000   Berjaya Sports Toto                                          3,188
              Lottery/Gaming
              .Hong Kong: 0.2%
  4,500,000   Varitronix International                                     9,002
              LCD Manufacturer
     60,000   Amway Asia Pacific                                             784
              Personal Care Products
--------------------------------------------------------------------------------
                                                                           9,786
              .China: 0.0%
    200,000   The Investment Company of China (b)                          1,112
              Closed-End Fund
              .Singapore: 0.4%
  7,250,000   Star Cruises (b)                                            13,848
              Cruise Line
  1,500,000   Natsteel Electronics                                         2,513
              Contract Electronics Manufacturer
--------------------------------------------------------------------------------
                                                                          16,361
              .Japan: 0.8%
    180,000   Nintendo                                                    16,666
              Video Games
     60,000   Rohm                                                         6,161
              Semiconductors & Electronic Components
     20,000   Shohkoh Fund                                                 4,914
              Short-Term Loans for Small Businesses
    174,000   Noritsu Koki                                                 3,887
              Photo Processing Lab Manufacturer
--------------------------------------------------------------------------------
                                                                          31,628
              .Australia/New Zealand: 0.2%
  1,700,000   Sky City (New Zealand)                                       4,192
              Casino & Hotel
    141,000   PetSec Energy ADR (b)                                        2,282
    540,000   PetSec Energy (b)                                            1,772
              Oil & Gas Producer
--------------------------------------------------------------------------------
                                                                           8,246
              .Mexico: 0.4%
  3,400,000   Kimberly Clark de Mexico                                    12,013
              Paper Products
  5,960,000   Nadro, Series L (b)                                          3,635
              Pharmaceutical Distributor
--------------------------------------------------------------------------------
                                                                          15,648
              .Other Latin America: 0.6%
    320,000   IRSA (Argentina)                                             9,320
              Real Estate Management & Development
  2,800,000   Siderca (Argentina)                                          4,760
              Steel Pipe Producer
    150,000   Banco Latinoamericano
              de Exportaciones (Panama)                                    4,613
              Trade Financing
140,750,000   Cemig (Brazil)                                               4,381
              Electric Utility
--------------------------------------------------------------------------------
                                                                          23,074


See accompanying notes to financial statements

Acorn Fund
    .Statement of Investments (unaudited)


Principal Amount                                                    Value (000)
-------------------------------------------------------------------------------
                                                                     ----------
Foreign: Total                                                          448,444

Total Common Stocks and Other                                        ----------
 Equity-Like Securities: 95.6%                                        3,796,319
            (Cost: $2,065,310)

Short-Term Obligations: 4.4%
            Yield 4.815%--5.650%
            Due 7/1--7/30/98
  $43,056   GTE                                                          42,975
  $41,124   Baxter International                                         41,009
  $29,842   American General Finance                                     29,803

  $19,334   GMAC                                                         19,313
  $17,760   Hertz                                                        17,760
  $12,000   US Treasury Bill                                             11,987
  $10,670   General Electric                                             10,650
-------------------------------------------------------------------------------
            (Amortized Cost: $173,497)                                  173,497
                                                                     ----------
Total Investments: 100.0%                                             3,969,816
            (Cost: $2,238,807)
                                                                     ----------
Cash and Other Assets Less Liabilities: 0.0%                             (1,126)

                                                                     ----------
Total Net Assets: 100%                                               $3,968,690
===============================================================================

--------------------------------------------------------------------------------
 .Notes to Statement of Investments

(a) At June 30, 1998, for federal income tax purposes cost of investments was $2,241,556,000 and net unrealized appreciation was $1,728,260,000, consisting of gross unrealized appreciation of $1,837,923,000 and gross unrealized depreciation of $109,663,000.

(b)  Non-income producing security.

(c) On June 30, 1998, the Fund held the following percentages of the outstanding voting shares of the affiliated companies (ownership of at least 5%) listed below:


Bigfoot International.....................................................10.00%
World Acceptance...........................................................9.58%
Ethical Holdings...........................................................8.04%
Tipperary..................................................................7.85%
Kronos.....................................................................7.83%
COMARCO....................................................................7.52%
Data Transmission Network..................................................7.23%
Microcide Pharmaceuticals..................................................7.20%
LaSalle Hotel Properties...................................................6.73%
Gibraltar Steel............................................................6.45%
Synaptic Pharmaceuticals...................................................6.35%
Tesoro Petroleum...........................................................6.31%
Filmes Lusomundo...........................................................6.20%
Au Bon Pain................................................................6.18%
International Total Services...............................................6.00%
Monarch Casino & Resort....................................................5.67%
Micros Systems.............................................................5.61%
IFR Systems................................................................5.49%
Innovasive Devices.........................................................5.17%
Atchison Casting...........................................................5.13%
Giga.......................................................................5.10%
Compass International Services.............................................5.07%

The aggregate cost and value of investments in these companies at June 30, 1998, was $186,614,000 and $240,271,000, respectively. The market value of these securities represents 6.05% of the total net assets at June 30, 1998. During the period ended June 30, 1998, cost of purchases and proceeds from sales in affiliated companies was $65,217,000 and $20,178,000, respectively. Net realized gain on sales of investments in such companies amounted to $5,848,000. There were no dividends received from these companies during the six months ended June 30, 1998.

Acorn Fund
     .Foreign Portfolio Diversification

At June 30, 1998 Acorn Fund's foreign portfolio of investments as a percent of net assets was diversified as follows:


                                                          Value (000)    Percent
--------------------------------------------------------------------------------
 .Information
Computer Services                                            $ 81,395       2.1%
Cable Television                                               40,429       1.0
Semiconductors &
  Related Equipment                                            33,791       0.9
Business Information/Publishing                                 5,568       0.1
Mobile Communications                                           5,486       0.1
Contract Manufacturing                                          2,513       0.1
--------------------------------------------------------------------------------
                                                              169,182       4.3
 .Health Care
Hospital Services                                              13,285       0.3
Pharmaceuticals                                                 9,415       0.2
Biotechnology/Drug Delivery                                       450       0.0
Medical Equipment                                                 391       0.0
--------------------------------------------------------------------------------
                                                               23,541       0.5
 .Consumer Goods/Services
Travel                                                         24,007       0.6
Nondurable Goods                                               19,984       0.5
Consumer Software                                              16,666       0.4
Beverages                                                      14,668       0.4
Furniture & Textiles                                            7,800       0.2
Gaming                                                          7,380       0.2
Retail                                                          6,644       0.2
Consumer Goods Distribution                                     3,635       0.1
Consumer Services                                                 784       0.0
Other Durable Goods                                            26,688       0.7
Other Entertainment                                            14,395       0.4
--------------------------------------------------------------------------------
                                                              142,651       3.7
 .Finance
Money Management                                               22,891       0.6
Insurance                                                      13,661       0.4
Finance Companies                                               4,914       0.1
Banks                                                           4,613       0.1
Closed-End Funds                                                1,112       0.0
--------------------------------------------------------------------------------
                                                               47,191       1.2
 .Industrial Goods/Services
Electrical Components                                           9,002       0.2
Machinery                                                       5,508       0.1
Steel                                                           4,760       0.1
--------------------------------------------------------------------------------
                                                               19,270       0.4
 .Energy/Minerals
Oil Services                                                   13,927       0.4
Oil/Gas Producers                                               4,054       0.1
--------------------------------------------------------------------------------
                                                               17,981       0.5
 .Other Industries
Transportation                                                 14,927       0.4
Real Estate                                                     9,320       0.2
Utilities                                                       4,381       0.1
--------------------------------------------------------------------------------
                                                               28,628       0.7

Total Foreign Portfolio                                      $448,444      11.3%
================================================================================

Acorn International
    .Major Portfolio Changes in the Second Quarter


                                                           Number of Shares
                                                      --------------------------
                                                        3/31/98          6/30/98

Additions
     Europe
 .Germany
Merck KGA                                                     0           75,000
Rhoen Klinikum                                          135,000          150,000

 .Austria
Scala Business Solutions                                250,000          900,000

 .Denmark
Vest Wood                                                     0           50,000

 .Finland
Elcoteq Network                                         507,000          750,000
KCI Konecranes International                             55,000          125,000

 .United Kingdom
Computacenter                                                 0           75,000
Dialog Corporation                                    1,200,000        1,600,000
Professional Staff                                            0          230,000

 .Switzerland
Cie Fin Richemont                                        13,000           16,000
Pargesa Holdings                                              0            3,200
Phoenix Mecano                                           33,000           36,000
Sarasin & Cie Bank                                            0            5,000

 .Greece
Ergo Bank                                                20,000           70,000

 .Spain
Prosegur                                                      0          375,000
Sol Melia                                                     0          150,000

 .Hungary
Pick Szeged                                                   0           30,000
Gedeon Richter                                           40,000           80,000
--------------------------------------------------------------------------------
     Asia
 .Taiwan
Chroma Ate                                              250,000          700,000

 .Singapore
Datacraft Asia                                        3,300,000        4,150,000
Natsteel Electronics                                  4,400,000        5,725,000
--------------------------------------------------------------------------------
     Latin America
 .Mexico
Grupo Industrial Bimbo                                6,000,000        6,500,000
Grupo Continental                                     1,570,000        2,000,000
Kimberly Clark de Mexico                              3,300,000        3,600,000

 .Brazil
Cemig                                               150,000,000      220,000,000
(includes effect of 22.4%
stock dividend)

 .Argentina
Perez Companc                                         1,200,000        1,400,000

 .Panama
Panamerican Beverage                                    120,000          200,000
--------------------------------------------------------------------------------
     Other Countries
 .Australia
AAPT                                                          0        2,720,000
Coca Cola Amatil                                        900,000        1,400,000
Tyndall Australia                                     4,600,000        5,626,307

 .Canada
Celestica                                                     0          175,000
LGS Group                                               170,000          300,000
LGS Group Warrants                                            0           80,000
Power Financial                                         150,000          220,000
Ventra Group                                                  0        1,800,000

 .South Africa
Persetel Q Data                                               0          750,000



                                                   Number of Shares
                                                  ---------------------
                                                     3/31/98    6/30/98

Sales
-----------------------------------------------------------------------
    Europe
 .Germany
Pfleiderer                                           260,000          0
Rofin Sinar                                          110,000          0
Schaltbau                                              7,000          0

 .Finland
Tieto Corporation, Cl. B
  (formerly known as TT Tieto)                       500,000  1,310,000
  (includes effect of 200% stock dividend)

 .Sweden
WM Data Nordic                                     2,100,000  2,000,000

 .France
Groupe Partouche                                      50,000          0

 .United Kingdom
Eurotherm                                            600,000          0
Hozelock Group                                       450,000          0
St. James Place                                    4,000,000          0
Vosper Thornycroft Holdings                          700,000    430,000

 .Switzerland
PubliGroupe                                           40,000      5,000

 .Italy
Banca Fideuram                                     6,025,000  5,430,000
Cellular Communications
 International                                       120,000     55,000
 (includes effect of 3 for 2 stock split)
Saipem SPA                                         1,800,000  1,500,000

 .Portugal
Lusotur                                              180,000    101,000

 .Netherlands
Fugro NV                                             200,000    100,000
Telegraaf Holdings                                   240,000     80,000
-----------------------------------------------------------------------
    Asia
 .Hong Kong
China HK Photo Products                            5,200,000          0
Dickson Concepts                                   1,400,000          0

 .India
Tube Investment GDR                                  810,000          0

 .Japan
Aderans                                              370,000          0
Aeon Credit Service                                  165,000          0
Aiful                                                 90,000     10,000
Asatsu                                                10,000          0
Jafco                                                 99,000          0
Jusco                                                200,000          0
Keyence                                               40,000          0
Mirai Industry                                       275,000    113,000
Nichiei                                               68,000          0
NuSkin Asia Pacific                                  160,000          0
Shohkoh Fund                                          40,000     15,000

 .Malaysia
Berjaya Sports Toto                                1,400,000          0
Malaysian Oxygen                                   2,350,000  1,850,000
Oriental Holdings                                    265,000          0
Technology Resources                               1,000,000          0

 .Thailand
Bangkok Insurance                                    320,000          0
Telecom Asia                                      12,800,000          0
-----------------------------------------------------------------------
    Latin America
 .Panama
Banco Latinoamericano
 de Exportaciones                                    195,000    165,000
-----------------------------------------------------------------------
    Other Countries
 .Australia
PetSec Energy                                      1,400,000    900,000
Publishing & Broadcasting                          1,000,000          0
Siddons Ramset                                       690,000          0
Sonic Healthcare                                   5,200,000          0

 .Canada
Shaw Industries                                      520,000  1,280,000
 (includes effect of 3 for 1 stock split)

 .Israel
ZAG Industries                                       350,000    253,000

 .South Africa
Energy Africa                                        930,000    500,000


Acorn International
    .Statement of Investments (unaudited) June 30, 1998


  Number of Shares                                              Value (000)
---------------------------------------------------------------------------

                                                    Common Stocks and Other
                                              Equity-Like Securities: 89.3%
---------------------------------------------------------------------------
Europe: 63.5%
                    .Germany/Austria: 5.3%
     200,000        Rhoen Klinikum Pfd.                          $  19,280
     150,000        Rhoen Klinikum                                  14,834
                    Hospital Management
     375,000        IVG Holdings                                    17,244
                    Real Estate
     900,000        Scala Business Solutions (Austria) (b)(c)       13,466
      95,775        Scala Business Solutions
                     Warrants 3/31/99 (b)                              603
      95,775        Scala Business Solutions
                     Warrants 3/31/01 (b)                              453
                    ERP Software
     190,000        Flughafen Wien (Austria)                         9,112
                    Vienna Airport Authority
     473,000        United International
                     Holdings (Austria) (b)                          7,568
                    Cable Television for Austria &
                    Other Countries
     212,000        Berzelius Umwelt                                 4,369
                    Industrial Waste Recycling
      21,000        Cewe Color Holding                               4,363
                    Photographic Developing & Printing
     100,000        Boewe Systec                                     4,017
                    Envelope Stuffing Machines
      75,000        Merck KGA                                        3,361
                    Pharmaceuticals
---------------------------------------------------------------------------
                                                                    98,670
                    .Denmark: 0.5%
      50,000        Vest Wood                                        4,871
                    Furniture
      44,000        Kompan International (c)                         3,679
                    Playground Equipment
---------------------------------------------------------------------------
                                                                     8,550
                    .Finland: 7.7%
   1,310,000        Tieto Corporation, Cl. B                        99,566
                    Computer Services/Consulting
      80,000        Fiskars, Series A                               11,373
                    Scissors & Gardening Tools
     750,000        Elcoteq Network (c)                              9,227
                    Contract Electronics Manufacturer
     550,000        Talentum (c)                                     8,822
                    Trade Journals & Multimedia
     100,000        Spar Finland (c)                                 7,427
                    Grocery/Convenience Stores
     125,000        KCI Konecranes International                     6,334
                    Industrial Equipment
---------------------------------------------------------------------------
                                                                   142,749
                    .Norway: 0.1%
     500,000        Atex Media Solutions (b)                     $   1,010
                    Print Media Software

                    .Sweden: 7.1%
   2,000,000        WM Data Nordic                                  69,468
                    Computer Services/Consulting
   1,000,000        Getinge Industrier                              20,439
                    Sterilization & Disinfection Equipment
     700,000        Bure Investment                                 11,147
                    Health Care Services & Investments
     350,000        Autoliv                                         11,069
                    Seatbelts & Airbags
     525,000        Atle                                             9,151
                    Investment Company
     315,000        Esselte, Series A                                6,991
                    Office Supplies & Related Equipment
     360,000        Segerstrom & Svensson                            2,957
                    Contract Electronics Manufacturer
     120,000        Lifco (b)                                          587
                    Dental Supplies & Health Food
---------------------------------------------------------------------------
                                                                   131,809
                    .France: 4.4%
     180,000        Atos (b)                                        43,169
                    Computer Services/Transaction Processing
      60,000        Fininfo                                         10,619
                    Data Feeds for French Banks & Brokers
      62,000        NRJ                                              9,886
                    Radio Network
      95,000        Spir Communications                              7,729
                    Regional Newspapers
      52,500        Virbac                                           4,185
                    Veterinary Medicine
      13,000        Penauille Polyservice                            3,752
                    Industrial Cleaning
      50,000        Assystem                                         2,067
                    Nuclear Energy Consulting
---------------------------------------------------------------------------
                                                                    81,407
                    .United Kingdom: 14.5%
   2,000,000        Serco Group                                     46,051
                    Facilities Management
     467,000        NTL (b)                                         24,984
                    Cable TV & Telephone System
     510,000        Euro Money Publications                         20,359
                    Financial Publications
  13,000,000        Electronics Boutique (b)                        19,196
                    Videogame/Computer Software Stores


Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------
 1,500,000    Seton Scholl Healthcare (formerly
               known as Seton Healthcare Group)                        $  18,833
              Pharmaceuticals

 2,000,000    Capita Group                                                17,202
              Outsourcing Services

 2,000,000    Oriflame International                                      14,850
              Natural Cosmetics

 4,400,000    City Centre Restaurants                                     10,829
              Fast Food Restaurants

 1,700,000    Rotork                                                      10,211
              Valve Actuators for Oil & Water Pipelines

 1,000,000    Atkins                                                       9,903
              Outsourcing Services

   950,000    Edinburgh Fund Managers                                      9,162
              Investment Management

 3,200,000    Medeva                                                       9,130
              Drugs for Hyperactive Children

   600,000    AEA Technology                                               9,085
              Nuclear Energy Consulting

 1,500,000    N. Brown Group                                               9,060
              Mail Order Clothing in Large Sizes

 3,400,000    HALMA                                                        7,063
              Fire Detection Devices

 2,000,000    Shanks & McEwan                                              6,007
              Landfills & Waste Incinerators

   430,000    Vosper Thornycroft Holdings                                  5,919
              Naval Shipbuilding

 1,300,000    Dorling Kindersley                                           4,577
              Reference Books & CD-ROMs

 1,000,000    Hogg Robinson                                                4,530
              Corporate Travel Management

 1,600,000    Dialog Corporation (b)                                       4,071
              Online Business Information

   600,000    Fairey Group                                                 3,279
              Electronic Products

   230,000    Professional Staff (b)                                       3,162
              Specialist Temporary Staffing

 1,500,000    Powerscreen International                                    2,315
              Mobile Crushing & Screening Equipment

    75,000    Computacenter (b)                                              938
              Computer Desktop Support Services
--------------------------------------------------------------------------------
                                                                         270,716

              .Switzerland: 5.4%

    36,000    Phoenix Mecano                                              23,259
              Electrical Components Manufacturer

    16,000    Cie Fin Richemont                                           20,939
              Luxury Goods & Tobacco

    60,000    Selecta Group                                               12,816
              Vending Machines

    13,500    Bon Appetit                                                  8,838

    12,500    Bon Appetit Warrants 10/29/98 (b)                              251
              Cash & Carry Stores/Specialty Restaurants

     5,000    Sarasin & Cie Bank                                           8,768
              Private Banking

    12,000    Hero                                                         8,149
              Packaged Foods

    18,000    Societe Generale d'Affichage                                 7,832
              Billboard Advertising

     3,200    Pargesa Holdings                                             5,686
              Industrial & Media Conglomerate

     1,000    Julius Baer Holdings                                         3,128
              Private Banking & Brokerage

     5,000    PubliGroupe                                                  1,549
              Advertising
--------------------------------------------------------------------------------
                                                                         101,215

              .Italy/Greece: 9.4%

 5,430,000    Banca Fideuram                                              30,960
              Life Insurance & Mutual Funds

   650,000    Mediolanum                                                  20,624
              Life Insurance & Mutual Funds

 2,750,000    Autogrill Finanziari                                        19,431
              Tollway Restaurants

 2,000,000    Editoriale L'Espresso                                       16,596
              Newspapers & Magazines

   700,000    Banca Popolare Di Bergamo                                   14,413
              Regional Bank

   600,000    Gewiss                                                      12,590
              Electrical Plugs & Switches

   500,000    Banco Pop Commercia e Industria                              8,495
              Regional Bank

   576,000    Attica Enterprises (Greece)                                  8,310
              Ferry Line

   300,000    Industrie Natuzzi ADR                                        7,800
              Leather Couches

   250,000    Hellenic Bottling (Greece)                                   7,723
              Coca-Cola Bottler

 1,500,000    Saipem SPA                                                   7,704
              Pipeline Construction &
               Drilling Contractor

See accompanying notes to financial statements

Acorn International
    .Statement of Investments (unaudited)

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------
 1,000,000    Aeroporti di Roma                                        $   6,295
              Airport Management

    70,000    Ergo Bank (Greece)                                           5,982
              Commercial Bank

   325,000    Saes Getters                                                 4,607
              Getters used in TV's/PC's

    55,000    Cellular Communications
               International (b)                                           2,743
              Cellular Franchises
--------------------------------------------------------------------------------
                                                                         174,273
              .Spain/Portugal: 2.1%

   300,000    Mapfre Vida                                                 14,345
              Life Insurance & Mutual Funds

   150,000    Sol Melia                                                    7,153
              Hotel Management

   220,000    Cortefiel                                                    4,814
              Apparel Retailer

   375,000    Prosegur (b)                                                 4,470
              Security Guards

   144,300    Estoril Sol (Portugal)                                       3,750
              Casino Resort

   149,000    Filmes Lusomundo (Portugal) (b)                              2,218
              Newspapers, Radio, Video, Film Distribution

   101,000    Lusotur (Portugal) (b)                                       1,394
              Real Estate/Resort Developer

    87,500    Televisao Independente (Portugal) (b)                          197
              Television Station
--------------------------------------------------------------------------------
                                                                          38,341

              .Netherlands: 6.6%

   580,000    Kempen (c)                                                  44,907
              Stock Brokerage/Investment Management

   560,000    Getronics                                                   29,043
              Computer Services

   275,000    Hunter Douglas                                              14,938
              Decorative Window Coverings

   151,000    ASR Verzekeringsgroep                                       12,812
              Insurance

   320,000    DOCdata (b)                                                  9,171
              Audio CD & CD-Rom Replication

   310,000    Wegener Arcade NV                                            6,157
              Newspaper

   100,000    Fugro NV                                                     3,982
              Consulting & Surveying

    80,000    Telegraaf Holdings                                           1,927
              Newspaper
--------------------------------------------------------------------------------
                                                                         122,937

              .Hungary: 0.3%

    80,000    Gedeon Richter                                           $   6,436
              Generic Drugs

    30,000    Pick Szeged                                                  1,754
              Salami Producer
--------------------------------------------------------------------------------
                                                                           8,190

              .Poland: 0.1%

   200,000    Best Company Series D (c)                                      694
              Electronics Retailer

   140,000    Bank Komunalny (b)                                             458
              Gdansk - Area Bank
--------------------------------------------------------------------------------
                                                                           1,152
                                                                       ---------
Europe: Total 12.3%                                                    1,181,019

--------------------------------------------------------------------------------
Asia: 12.3%
              .Hong Kong: 2.8%

14,050,000    Li and Fung                                                 22,665
              Sourcing of Consumer Goods

 8,500,000    Varitronix International                                    17,003
              LCD Manufacturer

 3,500,000    TVB                                                          9,260
              Television Broadcasting

16,000,000    Vanda Systems                                                2,891
              Systems Integrator
                                                                          51,819
--------------------------------------------------------------------------------
              .India: 0.3%

    82,682    Housing Development Finance                                  5,840
              Mortgage Lender

 2,000,000    Centurion Quantum Growth (b)                                   217
              Closed-End Fund
--------------------------------------------------------------------------------
                                                                           6,057
              .Japan: 5.1%

   390,000    Meitec                                                      13,488
              Engineering Outsourcing

   130,000    Nintendo                                                    12,037
              Video Games

   125,000    Nidec                                                        8,538
              Spindle Motor Manufacturer

   250,000    Fuji Software ABC                                            8,502
              Computer Services/Consulting

   300,000    Hokuto                                                       8,430
              Mushroom Grower

    85,000    Ryohin Keikaku                                               8,146
              Designer & Retailer of Muji Brand
               Specialty Consumer Goods

Principal Amount or
Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------
      90,000  Orix Corporation                                       $     6,076
              Leasing Company
     270,000  Noritsu Koki                                                 6,031
              Photo Processing Lab Manufacturer
     204,000  People                                                       4,851
              Sports Clubs
      40,000  Rohm                                                         4,107
              Semiconductors & Electronic Components
      15,000  Shohkoh Fund                                                 3,686
              Short-Term Loans for Small Businesses
     310,000  Shinki                                                       3,440
              Corporate & Consumer Lending
     161,000  Lasertec                                                     3,306
              Manufacturer of LCD &
              Photomask Defect Detectors
     210,000  Arrk Corporation                                             2,875
              Industrial Modeling
     113,000  Mirai Industry                                                 949
              Manufacturer of Plastic Housing Components
      10,000  Aiful                                                          488
              Consumer Lending
      80,000  Central Uni                                                    337
              Health Care/Medical Equipment
--------------------------------------------------------------------------------
                                                                          95,287
              .Taiwan: 0.1%
     700,000  Chroma Ate (b)                                               2,170
              Measuring Instruments

              .Malaysia: 0.2%
   1,850,000  Malaysian Oxygen                                             4,104
              Industrial Gases

              .Indonesia: 0.0%
   3,000,000  Mustika Ratu (b)                                               304
              Traditional Cosmetics
   1,750,000  Medco Energi                                                   272
              Oil & Gas Drilling & Production
--------------------------------------------------------------------------------
                                                                             576
              .Philippines: 0.8%
$  8,750,000  Int'l Container Terminal Services
              Cv. 1.75% 3/13/04                                            7,612
  52,840,000  Int'l Container Terminal Services (b)                        6,019
              Container Handling Terminals & Port Management
   3,985,000  Philippine Savings Bank (b)                                  1,696
              Banking
--------------------------------------------------------------------------------
                                                                          15,327

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------
              .Singapore: 3.0%
   8,300,000  Star Cruises (b)                                            15,853
              Cruise Line
   7,000,000  Venture Manufacturing                                       13,258
              Contract Electronics Manufacturer
   4,150,000  Datacraft Asia                                               9,960
              Network Integration
   5,725,000  Natsteel Electronics                                         9,590
              Contract Electronics Manufacturer
   4,247,000  Electronic Resources                                         2,891
   5,015,000  Electronic Resources
              Warrants 7/17/01 (b)                                         1,128
              Distribution of Electronic Components
  16,900,000  Genting International (b)                                    1,775
              Investment Holding
--------------------------------------------------------------------------------
                                                                          54,455
                                                                        --------
Asia: Total                                                              229,795

--------------------------------------------------------------------------------
Latin America: 6. 4%

              .Mexico: 2.7%
   6,500,000  Grupo Industrial Bimbo                                      13,165
              Bread, Baked Goods & Snacks
   3,600,000  Kimberly Clark de Mexico                                    12,720
              Paper Products
   2,000,000  Grupo Continental                                            6,677
              Beverages
     510,000  Tubos de Acero de Mexico ADR                                 6,534
              Seamless Pipe for Oil Wells
   8,940,000  Nadro, Series L (b)                                          5,452
              Pharmaceutical Distributor
   1,900,000  Corp Interamericana de Entretenimiento                       5,286
              Special Events & Live Entertainment
--------------------------------------------------------------------------------
                                                                          49,834
              .Brazil: 0.9%
     470,000  Elevadores Atlas                                             7,924
              Elevator Installation & Maintenance
 220,000,000  Cemig Pfd.                                                   6,848
              Electric Utility
     181,000  Bompreco GDS                                                 2,624
              Supermarket Chain
--------------------------------------------------------------------------------
                                                                          17,396

See accompanying notes to financial statements

Acorn International
     .Statement of Investments (unaudited)

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------
              .Argentina: 1.5%
   500,000    IRSA GDS                                               $    14,562
              Real Estate Management & Development

 1,400,000    Perez Companc                                                7,029
              Oil & Gas Producer

 3,600,000    Siderca                                                      6,121
              Steel Pipe Producer
--------------------------------------------------------------------------------
                                                                          27,712

              .Peru: 0.7%
 6,000,000    Enrique Ferreyros                                            8,083
              Heavy Machinery Dealer

   250,000    Telefonica del Peru                                          5,109
              Telecommunications
--------------------------------------------------------------------------------
                                                                          13,192

              .Panama: 0.6%
   200,000    Panamerican Beverage                                         6,287
              Coca-Cola Bottler

   165,000    Banco Latinoamericano
                de Exportaciones                                           5,074
              Trade Financing
--------------------------------------------------------------------------------
                                                                          11,361
                                                                     -----------
Latin America: Total                                                     119,495

--------------------------------------------------------------------------------
Other Countries: 7.1%

              .Australia/New Zealand: 2.0%
 1,400,000    Coca Cola Amatil                                             9,364
              Coca-Cola Bottler

 5,626,307    Tyndall Australia                                            7,317
   562,630    Tyndall Australia New Shares                                   697
              Money Management & Insurance

 3,000,000    Anaconda Nickel (b)                                          7,060
              Nickel Mining

 2,720,000    AAPT (b)                                                     5,222
              Telephone Services

 1,750,000    Sky City (New Zealand)                                       4,315
              Casino & Hotel

   900,000    PetSec Energy (b)                                            2,954
              Oil & Gas Producer
--------------------------------------------------------------------------------
                                                                          36,929

Principal Amount or
Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------
              .Canada: 2.6 %
 1,280,000    Shaw Industries                                             15,319
              Oil Field Services

   220,000    Power Financial                                             10,285
              Financial Services Holding Company

 1,700,000    Bracknell (b)(c)                                             6,416
              Electrical Contractor & Facilities Management

 1,800,000    Ventra Group (b)                                             4,529
              Auto Parts for Europe & North America

   300,000    LGS Group (b)                                                3,366
    80,000    LGS Group Warrants (b)                                         898
              Computer Systems Integration

   175,000    Celestica (b)                                                3,302
              Contract Electronics Manufacturer

 1,600,000    Dundee Realty Special Warrants (b)                           2,829

   900,000    Dundee Realty (b)                                            1,591
              Real Estate
--------------------------------------------------------------------------------
                                                                          48,535

              .Israel: 0.7%
   350,000    Blue Square Israel ADR                                       5,403
              Supermarkets & Department Stores

   100,000    Orbotech (b)                                                 3,637
              Printed Circuit Board Manufacturing Equipment

   253,000    ZAG Industries (b)                                           3,546
              Plastic Hardwares
--------------------------------------------------------------------------------
                                                                          12,586

              .South Africa: 0.4%
   750,000    Persetel Q Data                                              6,749
              Networks & Computer Systems

   500,000    Energy Africa (b)                                            1,677
              Oil & Gas Producer
--------------------------------------------------------------------------------
                                                                           8,426

              .Russia: 0.1%
$1,500,000    Khanty Mansiysk 10% Notes                                    1,500
       152    Khanty Mansiysk                                                 68
              Oil Production in Russia
--------------------------------------------------------------------------------
                                                                           1,568

              .United States: 1.3%
   322,000    Carnival                                                    12,759
              Largest Cruise Line

   203,000    AES Corporation (b)                                         10,670
              Electric Generating Plants
--------------------------------------------------------------------------------
                                                                          23,429

                                                                     -----------
Other: Total                                                             131,473

Principal Amount or
Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------
       240    Miscellaneous Securities: 0.0%                         $         1

                                                                     -----------
Total Common Stocks and Other
  Equity-Like Securities: 89.3%                                        1,661,783
              (Cost: $1,062,811)

Short-Term Obligations: 9.5%
              Yield 5.53%-5.70%
              Due 7/1-7/16/98
   $37,836    Hertz                                                       37,803
   $31,388    Cargill Finance                                             31,329
   $21,116    GE Capital                                                  21,093

Principal Amount                                                     Value (000)
--------------------------------------------------------------------------------
   $19,135    Commercial Credit                                      $    19,108
   $18,169    GTE                                                         18,169
   $17,900    AON                                                         17,878
   $15,770    Aetna Services                                              15,768
   $15,017    Cigna                                                       14,982
--------------------------------------------------------------------------------
              (Amortized Cost: $176,130)                                 176,130

                                                                     -----------
Total Investments: 98.8%                                               1,837,913
              (Cost: $1,238,941)

                                                                     -----------
Cash and Other Assets Less Liabilities: 1.2%                              23,372

                                                                     -----------
Total Net Assets: 100%                                               $ 1,861,285
================================================================================


--------------------------------------------------------------------------------
 .Notes to Statement of Investments

Notes to Statement of Investments:

(a) At June 30, 1998, for federal income tax purposes cost of investments was $1,245,875,000 and net unrealized appreciation was $592,038,000 consisting of gross unrealized appreciation of $705,384,000 and gross unrealized depreciation of $113,346,000.

(b) Non-income producing security.

(c) On June 30, 1998, the Fund held the following percentages of the outstanding voting shares of the affiliated companies (ownership of at least 5%) listed below:

Kompan International (Denmark)............................................ 9.36%
Best Company (Poland)..................................................... 9.09%
Spar Finland (Finland).................................................... 8.80%
Talentum (Finland)........................................................ 6.89%
Bracknell (Canada)........................................................ 6.47%
Elcoteq Network (Finland)................................................. 5.89%
Scala Business Solutions (Austria)........................................ 5.68%
Kempen (Netherlands)...................................................... 5.49%

The aggregate cost and value of investments in these companies at June 30, 1998, was $33,187,327 and $71,945,000 respectively. The market value of these securities represents 3.87% of the total net assets at June 30, 1998. During the six months ended June 30, 1998, the cost of purchases was $12,823,000. There were no sales of these affiliated companies during this period. Dividends net of foreign taxes withheld received from these companies amounted to $1,083,000.

Acorn International
    .Portfolio Diversification

At June 30, 1998, the Fund's portfolio of investments as a percent of net assets was diversified as follows:

                               Value (000)    Percent
-----------------------------------------------------
 . Information
Computer Services               $  274,549      14.8%
Publishing                          68,384       3.7
Contract Manufacturing              38,278       2.1
CATV                                32,552       1.8
Instrumentation                     17,118       0.9
Business Software                   15,531       0.8
Computer Hardware                   15,482       0.8
Business Information                14,690       0.8
Telephone Services                  10,331       0.6
Radio                                9,885       0.5
Broadcasting                         9,457       0.5
Advertising                          9,382       0.5
Semiconductors                       4,107       0.2
Electronics Distribution             4,019       0.2
Mobile Communications                2,743       0.1
-----------------------------------------------------
                                   526,508      28.3

 . Health Care
Pharmaceuticals                     41,946       2.3
Hospital Management                 34,114       1.8
Hospital/Laboratory Supplies        20,439       1.1
Services                            11,147       0.6
Medical Equipment                      924       0.0
-----------------------------------------------------
                                   108,570       5.8

 . Consumer Goods/Services
Retail                              59,027       3.2
Travel                              42,069       2.3
Nondurables                         39,247       2.1
Food                                31,498       1.7
Restaurants                         30,260       1.6
Beverages                           30,051       1.6
Cruise Lines                        14,533       0.8
Consumer Goods Distribution         12,879       0.7
Furniture & Textiles                12,672       0.7
Consumer Software                   12,037       0.6
Leisure Products                     8,530       0.5
Casinos                              8,065       0.4
Other Durable Goods                 34,082       1.8
Other Entertainment                 26,225       1.4
Other Consumer Services             20,931       1.1
-----------------------------------------------------
                                   367,573      19.7

 . Finance
Money Management                    68,760       3.8
Banks                               48,015       2.6
Brokerage                           44,907       2.4
Insurance                           37,442       2.0
Finance Companies                   19,042       1.0
Closed-End Funds                     5,903       0.3
Savings & Loans                        488       0.0
-----------------------------------------------------
                                   224,557      12.1

 . Industrial Goods/Services
Outsourcing Services               129,280       6.9
Electrical Components               62,080       3.3
Machinery Processing                42,909       2.3
Industrial Services                 16,029       0.9
Steel                               12,655       0.7
Conglomerates                        9,151       0.5
Speciality Chemicals                 4,104       0.2
Construction                           948       0.1
-----------------------------------------------------
                                   277,156      14.9

 . Energy/Minerals
Oil Services                        27,005       1.4
Oil/Gas Producers                   20,491       1.1
Independent Power                   10,670       0.6
Non-Ferrous Metals                   7,060       0.4
-----------------------------------------------------
                                    65,226       3.5

 . Other Industries
Transportation                      37,349       2.0
Real Estate                         37,620       2.0
Waste Management                    10,376       0.6
Regulated Utilities                  6,848       0.4
-----------------------------------------------------
                                    92,193       5.0

Total Common Stocks and
 Other Equity-Like Securities    1,661,783      89.3
=====================================================

Short-Term Obligations             176,130       9.5

Total Investments                1,837,913      98.8
=====================================================

Cash and Other Assets less
 Liabilities                        23,372       1.2
                                ---------------------
Net Assets                      $1,861,285     100.0%
=====================================================

Acorn Family of Funds
     .Statements of Assets and Liabilities (unaudited)

                                                                                                  Acorn
(in thousands)                                                                    Acorn Fund  International  Acorn USA
----------------------------------------------------------------------------------------------------------------------
6/30/98

Assets
Investments, at value (cost: Acorn Fund $2,238,807;
 Acorn International $1,238,941; Acorn USA $245,891)                              $3,969,816     $1,837,913   $286,586
Cash                                                                                      51          1,600          -
Net unrealized appreciation on futures and foreign forward currency contracts             68          1,740          -
Organization costs                                                                         -              -         68
Receivable for:
 Securities sold                                                                      15,074         25,378        530
 Fund shares sold                                                                      5,018          2,997        685
 Dividends and interest                                                                1,920          3,418         19
 Other assets                                                                             75             36          3
----------------------------------------------------------------------------------------------------------------------
 Total assets                                                                      3,992,022      1,873,082    287,891

Liabilities and Net Assets
Payable for:
 Securities purchased                                                                 21,623          9,760      4,580
 Fund shares redeemed                                                                    962            918        506
 Organization costs                                                                        -              -         68
 Other                                                                                   747          1,119        111
----------------------------------------------------------------------------------------------------------------------
 Total liabilities                                                                    23,332         11,797      5,265
Net assets applicable to Fund shares outstanding                                  $3,968,690     $1,861,285   $282,626
----------------------------------------------------------------------------------------------------------------------
Fund shares outstanding                                                              212,102         85,629     16,537
----------------------------------------------------------------------------------------------------------------------

Pricing of Shares
Net asset value, offering price and redemption price per share                    $    18.71     $    21.74   $  17.09
----------------------------------------------------------------------------------------------------------------------

Analysis of Net Assets
Paid-in capital                                                                   $2,066,902     $1,261,635   $223,219
Accumulated net realized gain on sales of investments, futures
 and foreign currency transactions                                                   170,974             40     19,259
Net unrealized appreciation of investments and other assets (net of unrealized
 PFIC gains of $1,485 for Acorn Fund and $3,335 for Acorn International)           1,729,585        597,320     40,695
Undistributed net investment income (loss)                                             1,229          2,290       (547)
----------------------------------------------------------------------------------------------------------------------
Net assets applicable to Fund shares outstanding                                  $3,968,690     $1,861,285   $282,626
======================================================================================================================



See accompanying notes to financial statements

Acorn Family of Funds
    .Statements of Operations (unaudited)

                                                                                       Acorn
                                                               Acorn Fund           International                 Acorn USA
                                                         6 months    Year         6 months    Year         6 months    Year
(in thousands)                                           ended 6/30, ended 12/31, ended 6/30, ended 12/31, ended 6/30, ended 12/31,
----------------------------------------------------------------------------------------------------------------------------------
                                                              1998         1997        1998         1997        1998         1997
Investment Income:
    Dividends                                             $ 16,705     $ 28,012    $ 19,455     $ 27,667     $   417     $    568
    Interest                                                 6,598       15,566       3,174        8,098         457          470
----------------------------------------------------------------------------------------------------------------------------------
                                                            23,303       43,578      22,629       35,765         874        1,038
    Foreign taxes withheld                                    (397)        (797)     (1,909)      (2,912)         --           --
----------------------------------------------------------------------------------------------------------------------------------
       Total investment income                              22,906       42,781      20,720       32,853         874        1,038
Expenses:
    Investment advisory                                     13,073       14,349       7,192       16,235       1,114        1,199
    Administration                                             954           --         438           --          59           --
    Custodian                                                  508        1,034       1,024        2,489          20           24
    Transfer and dividend disbursing agent                     730        1,328         715        1,882         131          164
    Reports to shareholders                                    295          564         270          841          51           85
    Legal and audit                                            125          287          57          221          14           29
    Registration and blue sky                                   30          273          32           73          18           72
    Trustees' and other                                        176          441          77          364          17           56
----------------------------------------------------------------------------------------------------------------------------------
       Total expenses                                       15,891       18,276       9,805       22,105       1,424        1,629
    Custodian fees paid indirectly                              --           --          --           --          (3)          (2)
----------------------------------------------------------------------------------------------------------------------------------
    Net expenses                                            15,891       18,276       9,805       22,105       1,421        1,627
----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                 7,015       24,505      10,915       10,748        (547)        (589)
Net Realized and Unrealized Gain (Loss) on Investments,
 Futures and Foreign Currency Transactions:
   Net realized gain on sales of investments               186,950      361,502       3,035       76,648      19,318        5,521
   Net realized gain on foreign currency
     transactions                                               --           --      15,480       22,816          --           --
   Net realized gain (loss) on futures                     (13,999)     (16,098)      1,516           --          --           --
   Change in net unrealized appreciation of
     investments and foreign currency transactions         241,698      356,307     287,282      (99,759)      9,329       27,198
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments,
  futures and foreign currency transactions                414,649      701,711     307,313         (295)     28,647       32,719
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations      $421,664     $726,216    $318,228     $ 10,453     $28,100     $ 32,130
==================================================================================================================================


See accompanying notes to financial statements

Acorn Family of Funds
    . Statements of Changes in Net Assets (unaudited)

                                                                                      Acorn
                                                          Acorn Fund              International               Acorn USA
                                                   6 months     Year         6 months     Year         6 months   inception 9/4
                                                   ended        ended        ended        ended        ended      through
(in thousands)                                     6/30,        12/31,       6/30,        12/31,       6/30,      12/31,
--------------------------------------------------------------------------------------------------------------------------------
                                                         1998         1997         1998         1997       1998            1997
From Operations:
 Net investment income (loss)                      $    7,015   $   24,505   $   10,915   $   10,748   $   (547)       $   (589)
 Net realized gain on sales of investments,
  futures and foreign currency transactions           172,951      345,404       20,031       99,464     19,318           5,521
 Change in net unrealized appreciation of
  investments and foreign currency transactions       241,698      356,307      287,282      (99,759)     9,329          27,198
--------------------------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting
    from operations                                   421,664      726,216      318,228       10,453     28,100          32,130
Distributions to Shareholders From:
 Net investment income (a)                             (6,284)     (31,681)     (12,611)     (33,072)        --             --
 Net realized gain                                    (48,180)    (320,289)     (22,701)     (77,970)    (1,640)         (3,351)
--------------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                (54,464)    (351,970)     (35,312)    (111,042)    (1,640)         (3,351)
From Fund Share Transactions:
 Reinvestment of dividends and capital
  gain distributions                                   49,163      320,054       33,102      104,129      1,491           3,178
 Proceeds from other shares sold                      271,357      711,329      234,333      468,766    106,806         133,753
--------------------------------------------------------------------------------------------------------------------------------
                                                      320,520    1,031,383      267,435      572,895    108,297         136,931
 Payments for shares redeemed                        (400,487)    (566,224)    (312,005)    (621,910)   (36,755)        (34,171)
--------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets from
    Fund share transactions                           (79,967)     465,159      (44,570)     (49,015)    71,542         102,760
--------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets               287,233      839,405      238,346     (149,604)    98,002         131,539
Net Assets:
 Beginning of period                                3,681,457    2,842,052    1,622,939    1,772,543    184,624          53,085
--------------------------------------------------------------------------------------------------------------------------------
 End of period (b)                                 $3,968,690   $3,681,457   $1,861,285   $1,622,939   $282,626        $184,624
================================================================================================================================

(a) Includes distributions of unrealized PFIC gains of $7,674 for Acorn Fund and $24,166 for Acorn International in 1997.

(b) Includes undistributed net investment income (loss) of $1,229 at June 30, 1998 and $498 at December 31, 1997 for Acorn Fund, $2,290 at June 30, 1998 and $3,986 at December 31, 1997 for Acorn International and $(547) at June 30, 1998 and $0 at December 31, 1997 for Acorn USA.


See accompanying notes to financial statements

Acorn Family of Funds
       .Financial Highlights (unaudited)

                                                                                                       6 months       Years
Acorn Fund                                                                                          ended 6/30,       ended 12/31,
-----------------------------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each period                                                             1998               1997
Net Asset Value, beginning of period                                                                     $16.99             $15.04
Income From Investment Operations
  Net investment income                                                                                     .03                .15
  Net realized and unrealized gain (loss) on investments, foreign currency and futures                     1.95               3.57
-----------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                                         1.98               3.72
Less Distributions
  Dividends from net investment income                                                                    (0.03)             (0.16)
  Distributions from net realized and unrealized gains reportable for federal income taxes                (0.23)             (1.61)
-----------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                                     (0.26)             (1.77)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                                                                           $18.71             $16.99
===================================================================================================================================
Total Return                                                                                              11.7%              25.0%
Ratios/Supplemental Data
  Ratio of expenses to average net assets                                                                  .83%*              .56%
  Ratio of net investment income to average net assets                                                     .37%*              .75%
  Portfolio turnover rate                                                                                   25%*               32%
Net assets at end of period (in millions)                                                                $3,969             $3,681

                                                                                                    6 months           Years
Acorn International                                                                                 ended 6/30,        ended 12/31,
-----------------------------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each period                                                             1998                1997

Net Asset Value, beginning of period                                                                     $18.39             $19.61
Income From Investment Operations
  Net investment income (loss)                                                                               .13               .40
  Net realized and unrealized gain (loss) on investments, foreign currency and futures                      3.64              (.34)
-----------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                                          3.77               .06
Less Distributions
  Dividends from net investment income                                                                     (.15)             (.38)
  Distributions from net realized and unrealized gains reportable for federal income taxes                 (.27)             (.90)
-----------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                                      (.42)            (1.28)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                                                                           $21.74            $18.39
===================================================================================================================================
Total Return                                                                                              20.5%              0.2%
Ratios/Supplemental Data
 Ratio of expenses to average net assets                                                                  1.11%*            1.19%
 Ratio of net investment income (loss) to average net assets                                              1.23%*             .58%
 Portfolio turnover rate                                                                                    38%*              39%
 Net assets at end of period (in millions)                                                               $1,861            $1,623

                                                                                                       6 months           Years
Acorn USA                                                                                           ended 6/30,        ended 12/31,
-----------------------------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each period                                                             1998               1997
Net Asset Value, beginning of period                                                                     $15.12             $11.65
Income From Investment Operations
  Net investment loss (b)                                                                                  (.04)              (.07)
  Net realized and unrealized gain on investments                                                          2.11               3.83
-----------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                                         2.07               3.76
Less Distributions
  Dividends from net investment income                                                                       --                 --
  Distributions from net realized and unrealized gains reportable for federal income taxes                 (.10)              (.29)
-----------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                                      (.10)              (.29)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                                                                           $17.09             $15.12
===================================================================================================================================
Total Return                                                                                              13.7%              32.3%
Ratios/Supplemental Data
  Ratio of expenses to average net assets (a)                                                             1.20%*              1.35%
  Ratio of net investment loss to average net assets                                                      (.46%)*             (.49%)
  Portfolio turnover rate                                                                                   49%*               33%
  Net assets at end of period (in millions)                                                              $  283             $  185


----------------------------------------------------------------------------------
      1996       1995      1994      1993       1992      1991      1990     1989
     $13.60     $12.24    $13.95     $11.06    $ 9.32    $ 6.51    $ 8.58    $7.27

        .09        .11       .06        .04       .07       .11       .12      .13
       2.93       2.42     (1.10)      3.50      2.16      2.95     (1.62)    1.65
----------------------------------------------------------------------------------
       3.02       2.53     (1.04)      3.54      2.23      3.06     (1.50)    1.78

       (.11)      (.09)     (.11)      (.06)     (.08)     (.10)     (.13)    (.11)
      (1.47)     (1.08)     (.56)      (.59)     (.41)     (.15)     (.44)    (.36)
----------------------------------------------------------------------------------
      (1.58)     (1.17)     (.67)      (.65)     (.49)     (.25)     (.57)    (.47)
----------------------------------------------------------------------------------
     $15.04     $13.60    $12.24     $13.95    $11.06    $ 9.32    $ 6.51    $8.58
----------------------------------------------------------------------------------
       22.6%      20.8%     (7.4%)     32.3%     24.2%     47.3%    (17.5%)   24.8%

        .57%       .57%      .62%       .65%      .67%      .72%      .82%     .73%
        .53%       .89%      .55%       .30%      .72%     1.30%     1.60%    1.59%
         33%        29%       18%        20%       25%       25%       36%      26%
     $2,842     $2,399    $1,983     $2,035    $1,449    $1,150    $  767    $ 855

                                         Inception 9/23
                                         through 12/31,
-------------------------------------------------------
      1996       1995      1994       1993        1992
     $16.59     $15.24    $15.94     $10.69      $10.00

        .13        .16       .07          -        (.03)
       3.29       1.20      (.67)      5.25         .72
-------------------------------------------------------
       3.42       1.36      (.60)      5.25         .69

       (.12)         -         -          -           -
       (.28)      (.01)     (.10)         -           -
-------------------------------------------------------
       (.40)      (.01)     (.10)         -           -
-------------------------------------------------------
     $19.61     $16.59    $15.24     $15.94      $10.69
-------------------------------------------------------
       20.7%       8.9%     (3.8%)     49.1%        6.9%

       1.17%      1.22%     1.24%      1.21%       2.35%*
        .51%       .90%      .48%       .06%      (1.37%)*
         34%        26%       20%        19%         20%*
     $1,773     $1,276    $1,363     $  907      $   30


 Inception 9/4
through 12/31,
--------------
     1996
     $10.00

       (.02)
       1.67
     ------
       1.65

          -
          -
     ------
          -
     ------
     $11.65
     ------
       16.5%

       1.85%*
       (.99%)*
         20%*
        $53

--------------------------------------------------------------------------------
(a) In accordance with a requirement by the Securities and Exchange Commission, the Acorn USA ratio reflects gross custodian fees. This ratio net of custodian fees paid indirectly would have been 1.79% for the period ended December 31, 1996.

(b) Net investment loss per share was based upon the average shares outstanding during each period.

*Annualized


See accompanying notes to financial statements

Acorn Family of Funds
     .Notes to Financial Statements (unaudited)

1. Nature of Operations

Acorn Fund, Acorn International and Acorn USA (the "Funds") are series of Acorn Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term growth of capital.

2. Significant Accounting Policies
     .Security valuation

Investments are stated at current value. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. Securities for which there are no reported sales on the valuation date are valued at the mean of the latest bid and ask quotation or, if there is no ask quotation, at the most recent bid quotation. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Trustees.

     .Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

     .Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on money market instruments and long-term debt instruments when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

     .Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

     .Financial instruments

Each Fund may purchase or sell exchange-traded financial futures contracts, which are contracts that obligate that Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such contracts to hedge a portion of their portfolios. Gains and losses are reflected as "Net Realized Gain (Loss) on Futures" in the Statements of Operations. Additionally, each Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell foreign currencies. The Statements of Operations reflect gains and losses as realized for closed forward foreign currency contracts and unrealized for open contracts. A Fund bears the market risk that arises from changes in the value of financial instruments and securities indices (futures contracts) or from changes in foreign currency rates (forward foreign currency contracts) and the credit risk should a counterparty fail to perform under such contracts.

     There were no futures contracts open at June 30, 1998 in Acorn Fund. Acorn Fund entered into forward contracts to sell foreign currency, settling November 20, 1998, as described below:


     Foreign                           U.S. Dollar                    Unrealized
     Amount           Currency        Proceeds (000)                  Gain (000)
--------------------------------------------------------------------------------
   78,460,000     Hong Kong Dollar       $10,000                          $68


Acorn International had the following open foreign index futures contract at June 30, 1998:

                      Number of      Contract Value    Expiration     Unrealized
                      Contracts          (000)            Date        Gain (000)
--------------------------------------------------------------------------------
Hong Kong
Hang Seng Index
 (Short)                 171             $ 9,512          7/98            $2

Acorn International also entered into forward contracts to sell foreign currency, settling July 15 through September 28, 1998, as described below:

                                             U.S.Dollar          Unrealized Gain
   Foreign Amount         Currency         Proceeds (000)        (Loss) (000)
--------------------------------------------------------------------------------
       84,000,000      Swiss Franc             $56,834              $  967
      175,000,000      German Mark             $98,203                 744
      200,000,000      French Franc            $33,523                 272
      310,000,000      Hong Kong Dollar        $39,675                (279)
   82,405,280,000      Italian Lira            $46,848                 416
    9,335,000,000      Japanese Yen            $68,589                 456
      482,000,000      Swedish Krone           $60,152                (504)
       50,000,000      Singapore Dollar        $29,135                (334)
                                                                    -------
                                                                    $1,738

Acorn USA did not enter into any futures or forward foreign currency contracts during the period ended June 30, 1998.

     .Fund share valuation

Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of each Fund's investments and other assets, less liabilities, by the respective number of Fund shares outstanding.

     .Federal income taxes, dividends and distributions to shareholders

Each Fund has complied with the special provisions of the Internal Revenue Code available to investment companies. Dividends payable to shareholders are recorded by the Funds on the ex-dividend date.

     Acorn and Acorn International have elected to mark-to-market their investments in Passive Foreign Investment Companies ("PFICs") for federal income tax purposes. A summary of transactions relating to PFICs is as follows:


Acorn Fund                                                                 (000)
--------------------------------------------------------------------------------
Cumulative net unrealized appreciation
recognized in prior years at December 31, 1997                         $  2,804

Unrealized appreciation recognized through
June 30, 1998                                                                --

Cumulative net unrealized appreciation recognized
in prior years on PFICs sold through June 30, 1998                       (1,319)
                                                                       ---------
Cumulative net unrealized appreciation recognized
in prior years at June 30, 1998                                           1,485

A summary of transactions relating to PFICs during 1997 follows:

Unrealized appreciation recognized                                        2,483

Distributions to shareholders from net investment
income relating to PFICs                                                  7,674

Acorn International                                                        (000)
--------------------------------------------------------------------------------
Cumulative net unrealized appreciation
recognized in prior years at December 31, 1997                         $ 16,193

Unrealized appreciation recognized through
June 30, 1998                                                                --

Cumulative net unrealized appreciation recognized
in prior years on PFICs sold through June 30, 1998                      (12,858)
                                                                       ---------
Cumulative net unrealized appreciation recognized
in prior years at June 30, 1998                                           3,335

A summary of transactions relating to PFICs during 1997 follows:

Unrealized appreciation recognized                                       15,105

Distributions to shareholders from net investment
income relating to PFICs                                                 24,166

Distributions relating to PFICs are treated as ordinary income for federal income tax purposes.

Acorn Family of Funds
     .Notes to Financial Statements (unaudited)

3.   Transactions With Affiliates

The Funds' investment advisor, Wanger Asset Management, L.P. ("WAM") furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds' business affairs.

     Under the Funds' investment management agreements which were in effect for 1997 each fund paid WAM an annual management fee, payable monthly, at the rates set forth below. The fees for Acorn Fund and Acorn International were determined at the beginning of each calendar quarter and the fees for Acorn USA were determined and accrued daily:


Acorn Fund
--------------------------------------------------------------------------------
Net asset value:
For the first $100 million                                             .75%
Next $1.4 billion                                                      .50%
Net assets in excess of $1.5 billion                                   .40%

Acorn International
--------------------------------------------------------------------------------
Net asset value:
For the first $100 million                                            1.25%
Next $400 million                                                     1.00%
Net assets in excess of $500 million                                   .80%

Acorn USA
--------------------------------------------------------------------------------
Net asset value:
For the first $200 million                                            1.00%
Net assets in excess of $200 million                                   .95%

     Beginning in 1998, each Fund's management agreement was replaced with a new investment management agreement and a separate administrative service agreement. Under the new administrative services agreement, WAM provides administrative services to each Fund at an annual rate of .05% of average daily net assets. Under the new investment management agreement, fees are accrued daily and paid monthly to WAM at the annual rates shown in the table below for each fund.


Acorn Fund
--------------------------------------------------------------------------------
Net asset value:
For the first $700 million                                             .75%
Next $1.300 billion                                                    .70%
Net assets in excess of $2 billion                                     .65%

Acorn International
--------------------------------------------------------------------------------
Net asset value:
For the first $100 million                                            1.20%
Next $400 million                                                      .95%
Net assets in excess of $500 million                                   .75%

Acorn USA
--------------------------------------------------------------------------------
Net asset value:
For the first $200 million                                             .95%
Net assets in excess of $200 million                                   .90%

     Certain officers and trustees of the Trust are also principals of WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with WAM. Acorn Fund paid trustees' fees and expenses of $84,000 in 1998 and $196,000 in 1997; Acorn International paid $53,000 in 1998 and $118,700 in 1997 and Acorn USA paid $2,800 in 1998 and $6,900 in 1997 to trustees not affiliated with WAM.

     WAM advanced Acorn USA $107,000 in connection with the organization and initial registration of the Fund. These costs are being amortized and reimbursed to WAM over the period September 1996 though August 2001.

     WAM Brokerage Services, L.L.C., a wholly-owned subsidiary of WAM, is the distributor of the Funds' shares and receives no compensation for its services.

4.   Borrowing Arrangements

The trust participates in a $250,000,000 credit facility which was entered into to facilitate portfolio liquidity. No amounts have been borrowed under this facility.

5. Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statements of Changes in Net Assets are in respect of the following numbers of shares:

                                                        6 months
Acorn Fund                                           ended 6/30,
--------------------------------------------------------------------------------
(in thousands)                                              1998           1997
Shares sold                                               14,971         42,779
Shares issued in reinvestment of
  dividend and capital gain distributions                  2,704         19,004
                                                     ---------------------------
                                                          17,675         61,783
Less shares redeemed                                      22,218         34,056
                                                     ---------------------------

Net increase (decrease) in shares outstanding             (4,543)        27,727
===============================================================================
                                                        6 months
Acorn International                                  ended 6/30,
--------------------------------------------------------------------------------
(in thousands)                                              1998           1997

Shares sold                                               11,167         23,235
Shares issued in reinvestment of
  dividend and capital gain distributions                  1,540          5,501
                                                     ---------------------------
                                                          12,707         28,736
Less shares redeemed                                      15,351         30,846
                                                     ---------------------------
Net decrease in shares outstanding                        (2,644)        (2,110)
================================================================================
                                                        6 months
Acorn USA                                            ended 6/30,
--------------------------------------------------------------------------------
(in thousands)                                              1998           1997

Shares sold                                                6,461          9,880
Shares issued in reinvestment of
  dividend and capital gain distributions                     90            212
                                                     ---------------------------
                                                           6,551         10,092
Less shares redeemed                                       2,226          2,436
                                                     ---------------------------
Net increase in shares outstanding                         4,325          7,656
================================================================================

6. Investment Transactions

                                                        6 months
Acorn Fund                                           ended 6/30,
--------------------------------------------------------------------------------
(in thousands)                                              1998           1997
Investment securities (excluding
  Money Market instruments):
    Purchases                                           $473,646     $  928,010
    Proceeds from sales                                  449,198      1,084,981

                                                        6 months
Acorn International                                  ended 6/30,
--------------------------------------------------------------------------------
(in thousands)                                              1998           1997

Investment securities (excluding
  Money Market instruments):
    Purchases                                           $304,730     $  656,789
    Proceeds from sales                                  364,062        824,939

                                                        6 months
Acorn USA                                            ended 6/30,
--------------------------------------------------------------------------------
(in thousands)                                              1998           1997

Investment securities (excluding
  Money Market instruments):
    Purchases                                           $117,277     $  126,503
    Proceeds from sales                                   50,161         36,965
================================================================================

The Acorn
--------------------------
           Family of Funds

 .Trustees
Irving B. Harris
Chairman

James H. Lorie
Vice Chairman

Leo A. Guthart
Jerome Kahn, Jr.

David C. Kleinman

Charles P. McQuaid

Roger S. Meier

Adolph Meyer, Jr.

Ralph Wanger

 .Officers

Ralph Wanger
President

Marcel P. Houtzager
Vice President

Kenneth A. Kalina
Assistant Treasurer

Merrillyn J. Kosier
Senior Vice President and Secretary

Bruce H. Lauer
Vice President and Treasurer

Charles P. McQuaid
Senior Vice President

Robert A. Mohn
Vice President

John H. Park
Vice President

Leah J. Zell
Vice President

 .Investment Advisor
Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-800-9-ACORN-9
(1-800-922-6769)
e-mail: acorn@wanger.com
web site: www.wanger.com
          www.acornfunds.com

 .Distributor
WAM Brokerage Services, L.L.C.
P.O. Box 8502
Boston, Massachusetts 02266-8502

 .Transfer Agent, Dividend Disbursing Agent and Custodian
State Street Bank and Trust Company
Attention: Acorn Family of Funds
P.O. Box 8502
Boston, Massachusetts 02266-8502
1-800-962-1585

 .Legal Counsel
Bell, Boyd & Lloyd
Chicago, Illinois

This report, including the unaudited schedules of investments, is submitted for the general information of the shareholders of Acorn Investment Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus.

Wanger Asset Management, L.P. ("WAM") is one of the leading global small-cap equity managers in the U.S., with over 28 years of small-cap investment experience. WAM manages over $7 billion in equities and is also the investment advisor for Wanger Advisors Trust, and separately managed accounts for institutions and high net worth individuals.

                           [ART WORK APPEARS HERE]


The Acorn
----------------------------------
                   Family of Funds

WAM Brokerage Services, L.L.C.
P.O. Box 8502
Boston, MA 02266-8502